UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22915

JPMorgan Trust III

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Noah D. Greenhill, Esq.

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017 through October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Alternative Funds

October 31, 2018

JPMorgan Multi-Manager Alternatives Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2018 (Unaudited)

Dear Shareholders,

While the global economic expansion continued, it also became less balanced as European economies slowed and several large emerging market nations struggled with rising interest rates, global trade tensions and/or political uncertainty.

“Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.”

U.S. growth largely outpaced other developed markets during the twelve months ended October 31, 2018 and the synchronized growth that characterized the global economy in 2017 had largely dissipated by the end of the period. Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.

The current U.S. economic expansion became the second longest on record in May 2018 and in July 2018 entered its ninth year. Gross domestic product (GDP) in the U.S. rose an estimated 3.5% for the third quarter of 2018, following a strong showing of 4.2% growth in the second quarter. Already-low unemployment in the U.S. fell to 3.7% in the final two months of the reporting period — a level not seen since the late 1960s — and wage growth jumped 3.2% for production and nonsupervisory workers in October to its highest level since 2009. This helped drive U.S. consumer confidence to its highest levels in 18 years.

Against this backdrop, the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the reporting period and indicated it would raise rates once more by the end of 2018. Importantly, inflation remained subdued throughout the reporting period, which allowed the Fed to provide investors with a relatively steady and predictable path toward higher interest rates.

Across Europe, economic growth slowed during the reporting period, pinched by trade tensions with the U.S. and political uncertainty within the European Union (EU). The 19-nation euro area’s GDP growth reached 2.7% in the fourth quarter of 2017, then slowed in subsequent quarters and fell to an estimated 1.6% in the third quarter of 2018. Unusually cold weather and labor unrest in France and Germany in early 2018 were initially blamed for slowing growth, but subsequent data pointed to a drop in export growth in the EU.

The impending U.K. “Brexit” from the EU — with or without a bilateral agreement — also weighed on investor and business sentiment. While negotiations continued between the U.K. and the EU, disagreement over U.K. Prime Minister Theresa May’s draft agreement led to a rift within her Conservative Party subsequent to the end of the reporting period. The March 2018 election of a “euro-sceptic” populist government in Italy also added to uncertainty across Europe.

While rising global energy prices helped oil exporting nations, those emerging market nations that are most reliant on foreign debt financing were hurt by rising borrowing costs and a stronger U.S. dollar. Argentina, Brazil, Turkey, South Africa and Indonesia experienced weakness in their currencies as investors pulled capital out of those markets. While China’s economy continued to grow, policy curbs on domestic credit growth early in the reporting period and rising trade tariffs between China and the U.S. in the latter portion of the reporting period were believed to have weighed on China’s economy.

Overall, financial markets outside the U.S. suffered from increased volatility and capital outflows, particularly in the latter part of the reporting period. The MSCI Emerging Markets Index returned -12.2% and the MSCI EAFE Index of non-U.S. developed market equity returned -6.4%. The S&P 500 Index returned 7.35%. Bond markets also underperformed U.S. equity and the Bloomberg Barclays Emerging Markets Debt Index returned -3.39% and the Bloomberg Barclays U.S. Aggregate Index returned -2.05%.

In October 2018, the International Monetary Fund revised downward its forecast for global economic growth to 3.7% for both 2018 and 2019. The organization noted that as the global expansion has continued, the risks from rising trade barriers, higher borrowing costs, elevated petroleum prices and geo-political factors have increased while the potential for positive surprises has receded. Meanwhile, global unemployment continued to shrink through the end of October 2018 and corporate profits, particularly in the U.S., remained elevated.

We believe that among the best tools for navigating the current market environment are a well-diversified investment portfolio and a long term view. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	1

JPMorgan Multi-Manager Alternatives Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	0.25%
ICE BofAML 3-Month US Treasury Bill Index (formerly BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	1.68%
Standard & Poor’s 500 Index	7.35%

Net Assets as of 10/31/2018	$89,479,758

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Manager Alternatives Fund (the “Fund”) seeks long-term capital appreciation.

INVESTMENT STRATEGY

The Fund invests in a diversified portfolio of alternative strategies by allocating across multiple sub-advisers who use a variety of alternative investment techniques. The Fund employs rigorous due diligence and risk management processes for asset allocation and evaluating, selecting and monitoring sub-advisers. The Fund’s managers look for sub-advisers with characteristics such as a well-defined and articulated investment process, specialized expertise, flexibility to adapt to changing market environments and a strong focus on risk management.

HOW DID THE MARKETS PERFORM?

U.S. equity markets outperformed other developed market equities as well as emerging market equities during the reporting period. Record corporate profits, low unemployment rates and high levels of both consumer and business confidence helped propel U.S. equity prices higher. Globally, bond markets largely underperformed equity markets.

After reaching record highs in the final months of 2017, the S&P 500 Index closed in record high territory 14 times in January 2018. However, a sharp sell-off in both equities and bonds in early February 2018 spread to other markets and helped lift market volatility from historic lows. While global equities and bonds rebounded somewhat in subsequent months, it wasn’t until August 2018 that the S&P 500 Index returned to record highs. U.S. equity market volatility remained elevated in September and October 2018.

Meanwhile, economic growth in the European Union (EU) decelerated during the reporting period amid weakness in European exports and consumer confidence. Geo-political events, including a newly elected populist government in Italy and continued uncertainty over the final terms of a so-called Brexit agreement also weighed down equity and bond prices across the EU. Investor fears that the U.K. would leave the EU without an exit agreement also weighed on equity prices in London.

In emerging markets, a slowdown in credit growth in China and investor concerns about global trade tensions hurt equity prices. A stronger U.S. dollar and rising U.S. interest rates put further pressure on emerging markets, particularly those nations most reliant on foreign lending. The HFRX Global Hedge Fund Index, designed to broadly represent the overall hedge fund universe, returned -3.53% for the twelve months ended October 31, 2018.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed both the ICE BofAML 3-Month US Treasury Bill Index (the “Index”), which is limited to U.S. Treasury securities, and the S&P 500 Index, which is limited to U.S. equity securities. References to the Index and to other indexes mentioned herein are for informational purposes and are not an indication of how the Fund is managed. The use of the Index does not imply the Fund is being managed to the Index and does not imply low risk or low volatility, but rather is disclosed, along with other indexes, to allow for comparison of the Fund’s performance to that of well-known and widely recognized indexes.For the reporting period, the Fund’s portfolio was managed by ten sub-advisers and was diversified by strategy, style, geography, markets and asset classes.

The Fund’s merger arbitrage/event driven strategy was a positive contributor to absolute performance. The strategy typically takes long or short positions in the securities of companies involved in mergers, acquisitions, restructurings, liquidations, spin-offs or other special situations. Leading contributors within the strategy included the Fund’s positions in the consumer discretionary, utilities and telecommunication services sectors.

The Fund’s long/short equity strategy also provided a positive contribution to absolute performance. The strategy typically makes long and short investments in equity securities that the particular sub-advisers believe to be overvalued or undervalued, with a focus on security selection as the primary driver of returns. The Fund’s investments in the information technology and telecommunication services sectors were the largest contributors to performance.

The Fund’s credit strategy also contributed positively to absolute performance. The strategy typically takes long and short positions in corporate bonds, loans, credit derivatives, convertible bonds, asset-backed securities, equity and equity derivatives. Leading contributors within the strategy included consumer discretionary, credit index and mortgage security positions.

2	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

The Fund’s macro/opportunistic strategy detracted from absolute performance. The strategy typically invests in a wide variety of financial instruments across countries, markets, sectors, companies and asset classes, driven largely by the particular sub-advisers’ macroeconomic views. Leading detractors within the strategy included the Fund’s investments in commodity and currency positions.

The Fund’s relative value strategy contributed to absolute performance during the reporting period. The strategy typically involves simultaneously buying and selling of related securities based on price movements among those securities. Leading contributors within the strategy included positions in the information technology and materials sectors.

The Fund’s portfolio hedge, which intermittently uses put options on S&P 500 Index futures, also detracted from absolute performance during the reporting period.

For the reporting period, the Fund’s portfolio was managed by ten sub-advisers and was diversified by strategy, style, geography, markets and asset classes.

Sub-Adviser Strategies — Return and Contribution October 31, 2017 To October 31, 2018
Strategy	Portfolio Returns	Portfolio Contribution[1]
Merger Arbitrage/Event Driven	5.51%	1.22%
Long/Short Equity	2.02%	0.56%
Macro/Opportunistic	(0.21)%	(0.01)%
Relative Value	0.01%	(0.06)%
Credit	4.91%	0.91%

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s managers increased their allocations to the merger arbitrage/event driven strategy, the credit strategy and the macro/opportunistic strategy. The manager decreased their allocations to the long/short equity strategy and the relative value strategy.

PORTFOLIO ALLOCATION
Strategy	% of Portfolio Allocation***
Relative Value (1)	11.8%
Macro/Opportunistic (2)	13.0
Long/Short Equity (3)	37.8
Merger Arbitrage/Event Driven (4)	15.2
Credit (5)	22.2
Portfolio Hedge (6)	0.0	(a)

[1]	Portfolio contribution measures each sub-strategy’s percentage contribution to the Fund’s total return.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total net assets as of October 31, 2018. The Fund’s portfolio composition is subject to change.
(1)	Relative Value strategies seek to capture pricing inefficiencies/differentials between related securities while, to varying degrees depending on the Sub-Adviser, trying to minimize the impact of general market movements. Relative value strategies generally rely on arbitrage, which involves the simultaneous purchase and sale of related securities (i.e., securities that share a common financial factor, such as interest rates, an issuer, or an index).
(2)	Macro/Opportunistic strategies primarily seek long or short exposure to broad asset classes or identifiable market-driven investment return sources based on macro-economic models, fundamental research, or quantitative algorithms or any combination thereof. They may also seek to identify trading opportunities resulting from supply/demand imbalances, market dislocations, or perceived patterns of trending or mean reversion in asset price behavior.
(3)	Long/Short Equity strategies seek to make long and short investments in equity securities that are deemed to be under or overvalued. The Sub-Advisers may specialize in a particular style, industry or geography, or may allocate holdings across styles, industries or geographies.
(4)	Merger Arbitrage/Event Driven strategies seek to take long or short positions in securities of companies involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy.
(5)	Credit strategies seek to take long or short positions in corporate bonds, loans, credit derivatives, convertible bonds, asset-backed securities, equities and equity derivatives. Such long or short positions may reflect fundamental views on underlying credits as well as credit exposure to the same entity.
(6)	Portfolio hedge strategies seek to allocate to Sub-Advisers utilizing portfolio hedge strategies to attempt to offset risks in other parts of the Fund’s portfolio.
(a)	Amount rounds to less than 0.1%

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	3

JPMorgan Multi-Manager Alternatives Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	November 3, 2014
With Sales Charge*		(5.32)%	(0.43)%
Without Sales Charge		(0.07)	0.92
CLASS C SHARES	November 3, 2014
With CDSC**		(1.47)	0.43
Without CDSC		(0.51)	0.43
CLASS I SHARES	November 3, 2014	0.25	1.20
CLASS R5 SHARES	November 3, 2014	0.43	1.39
CLASS R6 SHARES	November 3, 2014	0.54	1.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/3/14 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced investment operations on November 3, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of JPMorgan Multi-Manager Alternatives Fund, the ICE BofAML 3-Month US Treasury Bill Index, the S&P 500 Index, the HFRX Global Hedge Fund Index and Lipper Alternative Multi-Strategy Funds Average from November 3, 2014 to October 31, 2018. The performance of the Lipper Alternative Multi-Strategy Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index, the S&P 500 Index and the HFRX Global Hedge Fund Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Multi-Strategy Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance at large companies in the U.S. stock market.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. Investors cannot invest directly in an index. The Lipper Alternative Multi-Strategy Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

From the inception of the Fund through January 30, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE
Long Positions — 97.0%
Common Stocks — 30.0%
Aerospace & Defense — 1.0%
Boeing Co. (The)	484	171,753
HEICO Corp. (a)	1,772	148,547
HEICO Corp., Class A (a)	640	42,662
TransDigm Group, Inc. * (a)	1,552	512,548

		875,510

Air Freight & Logistics — 0.2%
FedEx Corp. (a)	782	172,306

Automobiles — 0.4%
Bayerische Motoren Werke AG, ADR (Germany)	895	25,704
Daimler AG (Registered) (Germany)	314	18,554
Fiat Chrysler Automobiles NV (United Kingdom) *	1,061	16,032
Ford Motor Co. (a)	4,109	39,241
General Motors Co. (a)	1,103	40,359
Porsche Automobil Holding SE, ADR (Germany)	3,874	24,523
Renault SA, ADR (France)	1,459	21,812
Thor Industries, Inc. (a)	2,194	152,790
Volkswagen AG, ADR (Germany) *	1,493	24,530
Volkswagen AG, ADR (Germany)	3	49

		363,594

Banks — 0.7%
Bank of America Corp. (a)	8,690	238,975
Barclays plc (United Kingdom)	33,773	74,412
Cadence BanCorp (a)	1,278	28,193
Citigroup, Inc.	3,482	227,932
PNC Financial Services Group, Inc. (The) (a)	484	62,189

		631,701

Beverages — 0.3%
Brown-Forman Corp., Class B (a)	41	1,900
Davide Campari-Milano SpA (Italy)	27,290	210,031
PepsiCo, Inc. (a)	414	46,525

		258,456

Biotechnology — 0.1%
Shire plc, ADR	393	71,448

Building Products — 0.3%
Fortune Brands Home & Security, Inc. (a)	2,552	114,406
USG Corp.	3,937	166,220

		280,626

Capital Markets — 0.4%
Amundi SA (France) (b)	2,987	177,445
Anima Holding SpA (Italy) (b)	12,681	53,027
Moody’s Corp. (a)	721	104,891

		335,363

INVESTMENTS	SHARES	VALUE

Chemicals — 0.9%
Ingevity Corp. * (a)	1,614	147,003
International Flavors & Fragrances, Inc.	748	108,073
Linde plc (United Kingdom)	447	73,965
Sherwin-Williams Co. (The) (a)	1,176	462,721

		791,762

Commercial Services & Supplies — 0.5%
Cenveo Corp. * ‡	1,621	48,427
Cintas Corp. (a)	1,129	205,331
Republic Services, Inc. (a)	2,514	182,718

		436,476

Communications Equipment — 0.5%
Motorola Solutions, Inc. (a)	318	38,974
Palo Alto Networks, Inc. *	1,972	360,955

		399,929

Construction Materials — 0.1%
Martin Marietta Materials, Inc. (a)	548	93,861
Summit Materials, Inc., Class A *	1,293	17,456

		111,317

Containers & Packaging — 0.5%
Ball Corp. (a)	10,407	466,233

Diversified Consumer Services — 0.0% (c)
frontdoor, Inc. * (a)	1,035	35,225

Diversified Telecommunication Services — 0.1%
Telecom Italia SpA (Italy) *	188,352	110,780

Electrical Equipment — 0.3%
Vicor Corp. *	5,698	228,490

Entertainment — 2.0%
Liberty Media Corp.-Liberty Formula One, Class C * (a)	2,700	89,316
Spotify Technology SA *	3,627	542,926
Twenty-First Century Fox, Inc., Class A	14,460	658,219
Vivendi SA (France)	10,332	249,190
Walt Disney Co. (The) (a)	1,957	224,722

		1,764,373

Food & Staples Retailing — 0.3%
Costco Wholesale Corp. (a)	971	222,000

Food Products — 0.4%
Chocoladefabriken Lindt & Spruengli AG (Registered) (Switzerland)	1	79,829
Mondelez International, Inc., Class A (a)	7,626	320,139

		399,968

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	5

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE
Long Positions — continued
Common Stocks — continued
Health Care Equipment & Supplies — 0.2%
IDEXX Laboratories, Inc. * (a)	630	133,636
West Pharmaceutical Services, Inc.	494	52,324

		185,960

Health Care Providers & Services — 0.6%
CVS Health Corp. (a)	1,427	103,301
LifePoint Health, Inc. *	7,041	456,679

		559,980

Hotels, Restaurants & Leisure — 1.0%
Carnival plc, ADR	1,695	94,089
Domino’s Pizza, Inc. (a)	558	149,985
Melco Resorts & Entertainment Ltd., ADR (Hong Kong)	17,009	282,860
Papa John’s International, Inc. (a)	1,967	107,280
Wyndham Hotels & Resorts, Inc.	6,334	312,203

		946,417

Household Durables — 0.1%
NVR, Inc. * (a)	32	71,649

Industrial Conglomerates — 0.3%
Smiths Group plc (United Kingdom)	12,981	231,393

Insurance — 1.0%
AmTrust Financial Services, Inc.	2,989	42,862
Aspen Insurance Holdings Ltd. (Bermuda)	4,136	173,216
Crawford & Co., Class B (a)	5,259	48,435
Greenlight Capital Re Ltd., Class A *	68	788
Kemper Corp. (a)	1,037	77,972
Progressive Corp. (The) (a)	5,048	351,846
RSA Insurance Group plc (United Kingdom)	30,207	217,250

		912,369

Interactive Media & Services — 0.9%
LINE Corp., ADR (Japan) *	9,444	300,225
Twitter, Inc. * (a)	15,264	530,424

		830,649

Internet & Direct Marketing Retail — 1.0%
Amazon.com, Inc. * (a)	347	554,510
Nutrisystem, Inc. (a)	1,109	39,436
Qurate Retail, Inc. *	12,382	271,661

		865,607

IT Services — 1.4%
GDS Holdings Ltd., ADR (China) *	2,884	67,688
GreenSky, Inc., Class A * (a)	6,517	85,894
Mastercard, Inc., Class A (a)	1,642	324,574

INVESTMENTS	SHARES	VALUE

IT Services — continued
Pagseguro Digital Ltd., Class A (Brazil) *	6,975	188,255
PayPal Holdings, Inc. *	7,255	610,798

		1,277,209

Leisure Products — 0.2%
Hasbro, Inc.	1,750	160,493

Life Sciences Tools & Services — 0.9%
Eurofins Scientific SE (Luxembourg)	821	413,737
IQVIA Holdings, Inc. * (a)	1,386	170,381
Mettler-Toledo International, Inc. * (a)	125	68,352
Thermo Fisher Scientific, Inc. (a)	640	149,536

		802,006

Machinery — 0.1%
Xylem, Inc.	2,101	137,784

Media — 2.3%
CBS Corp. (Non-Voting), Class B (a)	13,433	770,383
Grupo Televisa SAB, ADR (Mexico)	5,469	78,644
ITV plc (United Kingdom)	89,256	169,432
New York Times Co. (The), Class A (a)	33,600	887,040
Stroeer SE & Co. KGaA (Germany)	633	33,088
Tribune Media Co., Class A (a)	2,809	106,770

		2,045,357

Metals & Mining — 0.1%
BHP Billiton plc, ADR (Australia)	995	40,049

Multiline Retail — 0.0% (c)
Dollar Tree, Inc. * (a)	317	26,723

Multi-Utilities — 0.0% (c)
SCANA Corp.	113	4,526

Oil, Gas & Consumable Fuels — 0.1%
EQT Corp.	2,265	76,942

Pharmaceuticals — 0.1%
Takeda Pharmaceutical Co. Ltd., ADR (Japan)	3,212	67,773

Professional Services — 0.5%
Intertrust NV (Netherlands) (b)	29,690	478,950

Real Estate Management & Development — 0.6%
Realogy Holdings Corp.	28,692	547,157

Road & Rail — 0.6%
CSX Corp. (a)	4,301	296,167
Old Dominion Freight Line, Inc. (a)	623	81,251
Union Pacific Corp. (a)	904	132,183

		509,601

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES	VALUE
Long Positions — continued
Common Stocks — continued
Semiconductors & Semiconductor Equipment — 0.3%
Himax Technologies, Inc., ADR (Taiwan)	11,766	62,477
Xilinx, Inc.	2,800	239,036

		301,513

Software — 7.2%
Autodesk, Inc. * (a)	3,900	504,075
Blackline, Inc. * (a)	4,678	216,966
Bottomline Technologies DE, Inc. * (a)	7,821	521,191
Cloudera, Inc. *	4,100	56,416
CommVault Systems, Inc. *	1,975	114,985
Cumulus, Class A * ‡	670	10,385
Cumulus, Class B * ‡	1,835	27,525
Dell Technologies, Inc., Class V *	9,305	841,079
Five9, Inc. *	4,067	160,077
Guidewire Software, Inc. * (a)	5,159	458,996
Intuit, Inc. (a)	450	94,950
Microsoft Corp.	3,711	396,372
Proofpoint, Inc. * (a)	3,851	350,248
PROS Holdings, Inc. * (a)	3,307	108,866
PTC, Inc. * (a)	5,200	428,532
RealPage, Inc. * (a)	4,827	255,831
Red Hat, Inc. *	2,187	375,377
RingCentral, Inc., Class A * (a)	1,900	147,687
SendGrid, Inc. *	17,236	626,012
Yext, Inc. *	28,709	551,787
Zendesk, Inc. *	3,000	164,910

		6,412,267

Specialty Retail — 0.8%
CarMax, Inc. * (a)	1,697	115,243
Home Depot, Inc. (The) (a)	2,819	495,806
Sports Direct International plc (United Kingdom) *	18,401	76,701

		687,750

Technology Hardware, Storage & Peripherals — 0.3%
Immersion Corp. * (a)	27,167	271,942

Textiles, Apparel & Luxury Goods — 0.4%
LVMH Moet Hennessy Louis Vuitton SE (France)	297	90,111
Puma SE (Germany)	574	295,162

		385,273

Transportation Infrastructure — 0.0% (c)
BBA Aviation plc (United Kingdom)	15,103	46,316

Wireless Telecommunication Services — 0.0% (c)
Vodafone Group plc, ADR (United Kingdom)	952	18,021

Total Common Stocks (Cost $24,584,683)		26,857,233

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Corporate Bonds — 8.2%
Auto Components — 0.1%
Icahn Enterprises LP 6.25%, 2/1/2022	45,000	45,430

Building Products — 0.1%
Standard Industries, Inc. 4.75%, 1/15/2028 (d)	70,000	62,562

Chemicals — 1.1%
Cornerstone Chemical Co. 6.75%, 8/15/2024 (d)	95,000	92,269
Hexion, Inc.
6.63%, 4/15/2020 (a)	454,000	401,790
9.00%, 11/15/2020	142,000	85,200
LSB Industries, Inc. 9.63%, 5/1/2023 (d)	85,000	88,187
Rain CII Carbon LLC 7.25%, 4/1/2025 (d)	185,000	186,388
TPC Group, Inc. 8.75%, 12/15/2020 (d)	140,000	137,200

		991,034

Commercial Services & Supplies — 0.3%
Cenveo Corp. 8.50%, 9/15/2022 ‡ (d) (e)	50,000	—
Monitronics International, Inc. 9.13%, 4/1/2020 ‡	180,000	131,850
Prime Security Services Borrower LLC 9.25%, 5/15/2023 (d)	63,000	66,572
RR Donnelley & Sons Co. 6.00%, 4/1/2024	75,000	72,188

		270,610

Consumer Finance — 0.1%
Springleaf Finance Corp. 7.13%, 3/15/2026	110,000	104,225

Diversified Telecommunication Services — 0.4%
Frontier Communications Corp.
10.50%, 9/15/2022	70,000	58,275
7.13%, 1/15/2023	130,000	86,450
6.88%, 1/15/2025	35,000	19,775
8.50%, 4/1/2026 (d)	35,000	32,506
Sprint Capital Corp. 6.88%, 11/15/2028	130,000	127,725
Windstream Services LLC
6.38%, 8/1/2023 (d)	100,000	48,000
6.38%, 8/1/2023	20,000	9,600

		382,331

Electric Utilities — 0.6%
Bruce Mansfield Pass-Through Trust Series 2007-1, 6.85%, 6/1/2034 (a) (e)	781,871	574,190

Energy Equipment & Services — 0.7%
Noble Holding International Ltd.
7.75%, 1/15/2024	75,000	70,031
8.95%, 4/1/2045 (f)	65,000	60,937

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	7

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Long Positions — continued
Corporate Bonds — continued
Energy Equipment & Services — continued
Parker Drilling Co. 6.75%, 7/15/2022	100,000	68,000
Pride International LLC 7.88%, 8/15/2040 ‡	45,000	40,275
Rowan Cos., Inc.
7.38%, 6/15/2025	100,000	95,125
5.85%, 1/15/2044 ‡	120,000	88,800
Transocean, Inc.
5.80%, 10/15/2022 (f)	90,000	87,525
6.80%, 3/15/2038	45,000	36,169
Weatherford International Ltd. 9.88%, 2/15/2024	90,000	69,750

		616,612

Food & Staples Retailing — 0.4%
New Albertsons LP 8.00%, 5/1/2031	260,000	222,300
Rite Aid Corp. 7.70%, 2/15/2027	175,000	122,500

		344,800

Health Care Providers & Services — 0.3%
Aurora Diagnostics Holdings LLC 12.25% (Blend (cash 10.75% + PIK 1.5%)), 1/15/2020 ‡ (g)	253,764	226,601

Hotels, Restaurants & Leisure — 0.4%
Diamond Resorts International, Inc. 10.75%, 9/1/2024 (d)	60,000	58,650
Jacobs Entertainment, Inc. 7.88%, 2/1/2024 (d)	80,000	84,300
Rivers Pittsburgh Borrower LP 6.13%, 8/15/2021 (d)	65,000	64,675
Sugarhouse HSP Gaming Prop Mezz LP 5.88%, 5/15/2025 (d)	115,000	108,531
Yum! Brands, Inc. 5.35%, 11/1/2043	100,000	87,000

		403,156

Independent Power and Renewable Electricity Producers — 1.1%
GenOn Energy, Inc.
9.50%, 10/15/2018 (a) (e)	566,000	386,295
9.88%, 10/15/2020 (a) (e)	709,000	483,893
NRG Energy, Inc. 7.25%, 5/15/2026	70,000	74,375

		944,563

Interactive Media & Services — 0.1%
Rackspace Hosting, Inc. 8.63%, 11/15/2024(d)	100,000	94,000

IT Services — 0.1%
Unisys Corp. 10.75%, 4/15/2022 (d)	40,000	44,800

Media — 0.7%
Altice Financing SA (Luxembourg) 7.50%, 5/15/2026 (d)	90,000	84,600

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Media — continued
Altice Luxembourg SA (Luxembourg)
7.75%, 5/15/2022 (d)	200,000	185,000
7.63%, 2/15/2025 (d)	70,000	59,675
DISH DBS Corp. 5.88%, 11/15/2024	145,000	123,250
Urban One, Inc. 9.25%, 2/15/2020 (d)	110,000	106,562
Ziggo BV (Netherlands) 5.50%, 1/15/2027 (d)	65,000	59,638

		618,725

Metals & Mining — 0.2%
First Quantum Minerals Ltd. (Zambia) 7.50%, 4/1/2025 (d)	145,000	129,412
Freeport-McMoRan, Inc. 5.45%, 3/15/2043	105,000	88,988

		218,400

Multiline Retail — 0.3%
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/2021 (a) (d)	330,000	198,000
8.75% (cash), 10/15/2021 (d) (g)	60,000	36,300

		234,300

Oil, Gas & Consumable Fuels — 0.2%
Jones Energy Holdings LLC 9.25%, 3/15/2023 (a) (d)	38,000	38,000
Jupiter Resources, Inc. (Canada) 8.50%, 10/1/2022 (d)	215,000	79,550
Sanchez Energy Corp. 7.75%, 6/15/2021 (a)	104,000	52,000
SemGroup Corp. 5.63%, 7/15/2022	70,000	67,200

		236,750

Pharmaceuticals — 0.3%
Bausch Health Cos., Inc.
6.13%, 4/15/2025 (d)	185,000	170,144
9.25%, 4/1/2026 (d)	100,000	104,875

		275,019

Real Estate Management & Development — 0.0% (c)
WeWork Cos., Inc. 7.88%, 5/1/2025 (d)	35,000	32,112

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices, Inc. 7.50%, 8/15/2022	35,000	38,325
Global A&T Electronics Ltd. (Singapore) 8.50%, 1/12/2023	159,000	151,067

		189,392

Specialty Retail — 0.2%
Guitar Center, Inc. 13.00% (Blend (cash 5.00% + PIK 8.00%)), 4/15/2022 ‡ (d) (g) (h)	254,745	209,203

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Long Positions — continued
Corporate Bonds — continued
Thrifts & Mortgage Finance — 0.1%
Freedom Mortgage Corp. 8.25%, 4/15/2025 (d)	65,000	60,125

Wireless Telecommunication Services — 0.2%
Digicel Ltd. (Jamaica) 6.75%, 3/1/2023 (d)	100,000	80,250
Wind Tre SpA (Italy) 5.00%, 1/20/2026 (d)	75,000	63,840

		144,090

Total Corporate Bonds (Cost $7,801,748)		7,323,030

Asset-Backed Securities — 6.4%
Bear Stearns Asset-Backed Securities Trust Series 2007-1, Class A2, 2.56%, 1/25/2037 ‡ (i)	790,602	787,769
Garrison Funding Ltd. (Cayman Islands) Series 2015-1A, Class CR, 6.21%, 9/21/2029 ‡ (d) (i)	1,000,000	1,002,113
Jamestown CLO V Ltd. (Cayman Islands) Series 2014-5A, Class B2R, 3.84%, 1/17/2027 ‡ (d)	1,000,000	969,593
JMP Credit Advisors CLO IIIR Ltd. (Cayman Islands) Series 2014-1RA, Class D, 5.04%, 1/17/2028 ‡ (d) (i)	1,000,000	985,026
OneMain Financial Issuance Trust Series 2015-2A, Class D, 5.64%, 7/18/2025 ‡ (d)	1,000,000	1,006,531
WhiteHorse VII Ltd. (Cayman Islands) Series 2013-1A, Class B1L, 6.01%, 11/24/2025 ‡ (d) (i)	1,000,000	998,731

Total Asset-backed Securities (Cost $5,725,954)		5,749,763

	SHARES
Closed End Funds — 4.9%
Altaba, Inc. *	20,297	1,219,850
Highland Floating Rate Opportunities Fund * (a)	15,169	233,602
Invesco Dynamic Credit Opportunities Fund (a)	7,068	77,819
Invesco Senior Income Trust (a)	15,755	65,226
Nuveen Credit Strategies Income Fund (a)	16,641	127,470
Pershing Square Holdings Ltd. (Guernsey) *	165,881	2,379,032
PGIM Short Duration High Yield Fund, Inc. (a)	11,307	152,644
Voya Prime Rate Trust (a)	27,133	129,696

Total Closed End Funds (Cost $3,508,818)		4,385,339

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Commercial Mortgage-Backed Securities — 4.3%
280 Park Avenue Mortgage Trust Series 2017-280P, Class F, 5.11%, 9/15/2034 ‡ (d) (i)	1,000,000	1,000,616
GS Mortgage Securities Corp. II Series 2017-SLP, Class E, 4.59%, 10/10/2032 (d) (i)	1,000,000	967,861
GS Mortgage Securities Trust Series 2013-GC12, Class D, 4.45%, 6/10/2046 ‡ (d) (i)	1,000,000	894,898
Palisades Center Trust Series 2016-PLSD, Class D, 4.74%, 4/13/2033 ‡ (d)	1,000,000	978,236

Total Commercial Mortgage-Backed Securities (Cost $3,856,739)		3,841,611

Convertible Bonds — 3.8%
Biotechnology — 0.1%
Flexion Therapeutics, Inc. 3.38%, 5/1/2024	100,000	88,175

Communications Equipment — 0.2%
Palo Alto Networks, Inc. 0.75%, 7/1/2023 (d)	200,000	194,295

Electrical Equipment — 0.1%
Tesla Energy Operations, Inc. 1.63%, 11/1/2019 (a)	56,000	52,777

Insurance — 0.5%
Greenlight Capital Re Ltd. 4.00%, 8/1/2023 (d)	450,000	423,194

Interactive Media & Services — 0.3%
Weibo Corp. (China) 1.25%, 11/15/2022 (d)	83,000	73,594
Zillow Group, Inc. 1.50%, 7/1/2023	167,000	151,803

		225,397

IT Services — 0.2%
Perficient, Inc. 2.38%, 9/15/2023 (d)	242,000	221,933

Media — 0.2%
Liberty Interactive LLC 3.75%, 2/15/2030 ‡	270,000	184,950

Personal Products — 0.1%
Herbalife Nutrition Ltd. 2.63%, 3/15/2024 (d)	130,000	137,312

Pharmaceuticals — 0.0% (c)
Tilray, Inc. (Canada) 5.00%, 10/1/2023 (d)	27,000	22,478

Semiconductors & Semiconductor Equipment — 0.5%
Microchip Technology, Inc. 1.63%, 2/15/2025	350,000	455,865
SunEdison, Inc. 0.25%, 1/15/2020 (e)	14,000	263

		456,128

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	9

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Long Positions — continued
Convertible Bonds — continued
Software — 1.2%
Envestnet, Inc. 1.75%, 6/1/2023 (d)	216,000	216,675
FireEye, Inc. 0.88%, 6/1/2024 (d)	135,000	141,834
Five9, Inc. 0.13%, 5/1/2023 (d)	280,000	318,812
Splunk, Inc. 0.50%, 9/15/2023 (d)	369,000	353,155

		1,030,476

Specialty Retail — 0.3%
RH Zero Coupon, 7/15/2020	250,000	284,327

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp. 9.00%, 4/1/2063 (d) (f)	65,000	86,868

Total Convertible Bonds (Cost $3,486,550)		3,408,310

Collateralized Mortgage Obligations — 2.6%
Alternative Loan Trust Series 2004-28CB, Class 3A1, 6.00%, 1/25/2035	773,130	764,347
FHLMC REMIC
Series 4517, Class KI, IF, IO, 0.26%, 4/15/2043 (i)	3,508,955	70,327
Series 4265, Class ST, IF, IO, 3.72%, 11/15/2043 (i)	287,113	33,926
FNMA REMIC
Series 2003-87, Class SH, IF, IO, 5.97%, 9/25/2033 (i)	318,543	42,460
Series 2005-69, Class JI, IO, 6.00%, 8/25/2035	246,417	61,083
Series 2009-106, Class SA, IF, IO, 3.97%, 1/25/2040 (i)	348,357	42,292
Series 2011-76, Class PI, IO, 5.50%, 4/25/2039	751,629	29,866
Series 2014-38, Class QI, IO, 5.50%, 12/25/2043	827,546	253,849
FNMA STRIPS
Series 345, Class 14, IO, 6.00%, 3/25/2034 (a)	431,486	98,531
Series 359, Class 18, IO, 6.00%, 7/25/2035	405,648	106,605
GNMA
Series 2003-98, Class SC, IF, IO, 4.32%, 11/20/2033 (i)	623,382	88,733
Series 2004-56, Class S, IF, IO, 5.37%, 6/20/2033 (i)	310,171	55,126
Series 2012-106, Class YI, IO, 1.00%, 9/20/2042 (i)	1,853,732	69,965
Series 2015-13, Class WI, IO, 6.78%, 7/20/2037 (i)	84,433	17,445

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Series 2016-75, Class SA, IF, IO, 3.72%, 5/20/2040 (i)	839,711	92,182
Series 2016-78, Class UI, IO, 4.00%, 6/20/2046	1,789,729	437,918

Total Collateralized Mortgage Obligations (Cost $2,073,784)		2,264,655

	SHARES
Convertible Preferred Stocks — 1.7%
Capital Markets — 0.4%
Virtus Investment Partners, Inc. Series D, 7.25%, 2/1/2020 ($100 par value) (a)	3,500	319,060

Electronic Equipment, Instruments & Components — 0.1%
Belden, Inc. 6.75%, 7/15/2019 ($100 par value) (a)	724	53,786

Independent Power and Renewable Electricity Producers — 0.2%
Vistra Energy Corp. 7.00%, 7/1/2019 (a)	2,592	237,816

Machinery — 0.1%
Fortive Corp. Series A, 5.00%, 7/1/2021 ($1,000 par value) (a)	86	84,470

Multi-Utilities — 0.9%
CenterPoint Energy, Inc. Series B, 7.00%, 9/1/2021 (a)	4,723	234,355
Dominion Energy, Inc. Series A, 6.75%, 8/15/2019 ($50 par value) (a)	11,074	530,998
Sempra Energy Series A, 6.00%, 1/15/2021 ($100 par value)	180	17,849

		783,202

Total Convertible Preferred Stocks (Cost $1,450,539)		1,478,334

	PRINCIPAL AMOUNT
Loan Assignments — 1.4% (j)
Commercial Services & Supplies — 0.1%
Cenveo Corp. Term Loan (ICE LIBOR USD 1 Month + 9.00%), 11.28%, 6/7/2023 ‡ (h)	70,000	67,900

Construction Materials — 0.1%
Forterra Finance LLC, Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 10/25/2023 (h)	65,394	60,091

Diversified Telecommunication Services — 0.1%
Windstream Services LLC, Term B-6 Loan (ICE LIBOR USD 1 Month + 4.00%), 6.29%, 3/29/2021 (h)	59,453	55,652

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Long Positions — continued
Loan Assignments — continued
Equity Real Estate Investment Trusts (REITs) — 0.0% (c)
Uniti Group, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 10/24/2022 (h)	54,195	51,160

Health Care Providers & Services — 0.2%
Lanai Holdings III, Inc., Term Loan B (ICE LIBOR USD 3 Month + 4.75%), 7.28%, 8/29/2022 (h)	65,521	62,736
Team Health Holdings, Inc., Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.05%, 2/6/2024 (h)	126,480	119,365

		182,101

Hotels, Restaurants & Leisure — 0.2%
Mashantucket Western Pequot Tribe, Term Loan A (ICE LIBOR USD 1 Month + 3.50%), 5.80%, 6/30/2020 (h)	119,015	115,445
Mohegan Gaming & Entertainment, Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 6.30%, 10/13/2023 (h)	94,360	88,395

		203,840

Media — 0.5%
Advantage Sales & Marketing, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.55%, 7/23/2021 (h)	49,933	45,314
Advantage Sales & Marketing, Inc., Term Loan B-2 (ICE LIBOR USD 1 Month + 3.25%), 5.55%, 7/23/2021 (h)	4,470	4,053
Cengage Learning, Inc., Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.53%, 6/7/2023 (h)	225,000	208,195
Cumulus Media New Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.81%, 5/13/2022 (h) ^	94,475	93,235
McGraw-Hill Global Education Holding LLC, Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 6.30%, 5/4/2022 (h)	147,721	141,536

		492,333

Specialty Retail — 0.2%
Academy Ltd., Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 6.26%, 7/1/2022 (h)	119,817	89,040
Spencer Gifts LLC, Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.54%, 7/16/2021‡ (h)	78,811	73,886

		162,926

Total Loan Assignments (Cost $1,306,855)		1,276,003

INVESTMENTS	SHARES	VALUE

Exchange Traded Funds — 1.0%
Fixed Income — 1.0%
Invesco CurrencyShares Euro Currency Trust * (Cost $942,273)	8,600	932,326

	NO. OF CONTRACTS
Options Purchased — 0.6%
Call Options Purchased — 0.2%
Diversified Telecommunication Services — 0.1%
Telecom Italia SpA (Italy)
3/15/2019 at EUR 0.52, American Style Notional Amount: EUR 378,184 Exchange Traded *	EUR 647	31,083
3/15/2019 at EUR 0.56, American Style Notional Amount: EUR 181,152 Exchange Traded *	EUR 308	9,189

		40,272

Entertainment — 0.0% (c)
Twenty-First Century Fox, Inc.
1/18/2019 at USD 41.00, American Style Notional Amount: USD 72,832 Exchange Traded *	16	9,200
1/18/2019 at USD 46.00, American Style Notional Amount: USD 300,432 Exchange Traded *	66	14,190
Vivendi SA (France) 12/21/2018 at EUR 23.00, American Style Notional Amount: EUR 401,610 Exchange Traded *	EUR 165	7,237

		30,627

Exchange Traded Funds — 0.1%
Guggenheim CurrencyShares Euro Trust
11/16/2018 at USD 111.00, American Style Notional Amount: USD 1,116,623 Exchange Traded *	103	670
1/18/2019 at USD 117.00, American Style Notional Amount: USD 2,710,250 Exchange Traded *	250	1,250
1/18/2019 at USD 120.00, American Style Notional Amount: USD 5,463,864 Exchange Traded *	504	1,260
1/17/2020 at USD 120.00, American Style Notional Amount: USD 2,493,430 Exchange Traded *	230	23,805
Invesco QQQ Trust 1/15/2021 at USD 200.00, American Style Notional Amount: USD 339,640 Exchange Traded *	20	21,420

		48,405

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	11

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	NO. OF CONTRACTS	VALUE
Long Positions — continued
Options Purchased — continued
Household Durables — 0.0% (c)
Newell Brands, Inc.
1/18/2019 at USD 30.00, American Style Notional Amount: USD 117,512 Exchange Traded *	74	185

Independent Power and Renewable Electricity Producers — 0.0% (c)
Vistra Energy Corp.
11/16/2018 at USD 24.00, American Style Notional Amount: USD 13,578 Exchange Traded *	6	120
11/16/2018 at USD 25.00, American Style Notional Amount: USD 76,942 Exchange Traded *	34	255

		375

Index Funds — 0.0% (c)
S&P 500 E-Mini Index 1/18/2019 at USD 285.00, European Style Notional Amount: USD 298,287 Exchange Traded *	11	3,053
S&P 500 Index
11/16/2018 at USD 3,010.00, European Style Notional Amount: USD 10,846,960 Exchange Traded *	40	1,200
11/30/2018 at USD 2,900.00, European Style Notional Amount: USD 11,389,308 Exchange Traded *	42	9,555
11/30/2018 at USD 3,000.00, European Style Notional Amount: USD 15,728,092 Exchange Traded *	58	2,465
12/21/2018 at USD 3,040.00, European Style Notional Amount: USD 16,270,440 Exchange Traded *	60	4,950
12/31/2018 at USD 3,000.00, European Style Notional Amount: USD 5,423,480 Exchange Traded *	20	4,550

		25,773

Metals & Mining — 0.0% (c)
thyssenkrupp AG (Germany) 3/15/2019 at EUR 22.00, American Style Notional Amount: EUR 539,552 Exchange Traded *	EUR 246	11,017

Multi-Utilities — 0.0% (c)
Dominion Energy, Inc.
1/18/2019 at USD 70.00, American Style Notional Amount: USD 35,710 Exchange Traded *	5	1,512

INVESTMENTS	NO. OF CONTRACTS	VALUE

4/18/2019 at USD 85.00, American Style Notional Amount: USD 85,704 Exchange Traded *	12	210

		1,722

Total Call Options Purchased		158,376

Put Options Purchased — 0.4%
Biotechnology — 0.0% (c)
Shire plc 4/18/2019 at USD 170.00, American Style Notional Amount: USD 36,360 Exchange Traded *	2	1,730

Communications Equipment — 0.0% (c)
Palo Alto Networks, Inc. 1/18/2019 at USD 150.00, American Style Notional Amount: USD 183,040 Exchange Traded *	10	3,110

Diversified Financial Services — 0.0% (c)
AXA Equitable Holdings, Inc. 12/21/2018 at USD 17.50, American Style Notional Amount: USD 8,116 Exchange Traded *	4	60

Entertainment — 0.0% (c)
Walt Disney Co. (The)
1/18/2019 at USD 95.00, American Style Notional Amount: USD 287,075 Exchange Traded*	25	1,562
4/18/2019 at USD 95.00, American Style Notional Amount: USD 126,313 Exchange Traded*	11	1,551

		3,113

Exchange Traded Funds — 0.2%
Guggenheim CurrencyShares Euro Trust
1/18/2019 at USD 114.00, American Style Notional Amount: USD 2,590,999 Exchange Traded *	239	135,035
1/18/2019 at USD 120.00, American Style Notional Amount: USD 173,456 Exchange Traded *	16	18,640
iShares iBoxx $ High Yield Corporate Bond ETF 11/16/2018 at USD 83.00, American Style Notional Amount: USD 345,835 Exchange Traded *	41	1,005
SPDR S&P Oil & Gas Exploration & Production Index ETF 11/16/2018 at USD 36.00, American Style Notional Amount: USD 100,996 Exchange Traded *	28	3,332

		158,012

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

INVESTMENTS	NO. OF CONTRACTS	VALUE
Long Positions — continued
Options Purchased — continued
Index Funds — 0.2%
DAX Index (Germany)
12/21/2018 at EUR 10,650.00, European Style Notional Amount: EUR 286,188 Exchange Traded *	EUR 5	2,775
11/16/2018 at EUR 10,900.00, European Style Notional Amount: EUR 286,188 Exchange Traded *	EUR 5	1,298
EURO STOXX 50 Index (European Union)
12/21/2018 at EUR 2,975.00, European Style Notional Amount: EUR 415,676 Exchange Traded*	EUR 13	4,013
11/16/2018 at EUR 3,025.00, European Style Notional Amount: EUR 415,676 Exchange Traded*	EUR 13	1,517
FTSE MIB Index (Italy) 12/21/2018 at EUR 17,500.00, European Style Notional Amount: EUR 142,877 Exchange Traded *	EUR3	1,954
S&P 500 E-Mini Index 3/15/2019 at USD 250.00, European Style Notional Amount: USD 216,936 Exchange Traded *	8	4,532
S&P 500 Index
12/21/2018 at USD 2,650.00, European Style Notional Amount: USD 1,898,218 Exchange Traded *	7	36,400
11/16/2018 at USD 2,700.00, European Style Notional Amount: USD 813,522 Exchange Traded *	3	12,750
12/21/2018 at USD 2,730.00, European Style Notional Amount: USD 4,881,132 Exchange Traded *	18	147,870

		213,109

Interactive Media & Services — 0.0% (c)
Zillow Group, Inc.
5/17/2019 at USD 25.00, American Style Notional Amount: USD 185,196 Exchange Traded *	46	4,255
5/17/2019 at USD 30.00, American Style Notional Amount: USD 44,286 Exchange Traded *	11	2,008

		6,263

IT Services — 0.0% (c)
General Dynamics Corp. 12/21/2018 at USD 22.50, American Style Notional Amount: USD 150,208 Exchange Traded *	64	15,840

Media — 0.0% (c)
Sirius XM Holdings, Inc. 1/18/2019 at USD 5.00, American Style Notional Amount: USD 140,266 Exchange Traded *	233	1,864

INVESTMENTS	NO. OF CONTRACTS	VALUE

Multi-Utilities — 0.0% (c)
Dominion Energy, Inc. 11/16/2018 at USD 70.00, American Style Notional Amount: USD 28,568 Exchange Traded *	4	290
Scana Corp. 12/21/2018 at USD 32.50, American Style Notional Amount: USD 12,015 Exchange Traded *	3	255

		545

Personal Products — 0.0% (c)
Herbalife Nutrition Ltd.
1/18/2019 at USD 28.75, American Style Notional Amount: USD 10,652 Exchange Traded*	2	16
1/18/2019 at USD 30.00, American Style Notional Amount: USD 191,736 Exchange Traded*	36	342
1/18/2019 at USD 35.00, American Style Notional Amount: USD 74,564 Exchange Traded*	14	238

		596

Total Put Options Purchased		404,242

Total Options Purchased (Cost $1,001,721)		562,618

	NO. OF WARRANTS
Warrants — 0.4%
Construction & Engineering — 0.2%
Willscot Corp. expiring 11/29/2022, price 11.50 *	46,560	108,485

Food Products — 0.0% (c)
Hostess Brands, Inc. expiring 12/4/2021, price 11.50 *	13,775	12,398

Hotels, Restaurants & Leisure — 0.2%
Del Taco Restaurants, Inc. expiring 6/30/2020, price 11.50 *	88,574	177,148

Oil, Gas & Consumable Fuels — 0.0% (c)
Falcon Minerals Corp. expiring 8/15/2022, price 11.50 *	12,471	20,452

Specialty Retail — 0.0%
Guitar Center Holdings, Inc. expiring 4/16/2025, price 1.00 * ‡	580	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	13

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	NO. OF WARRANTS		VALUE
Long Positions — continued
Warrants — continued
Trading Companies & Distributors — 0.0% (c)
Nexeo Solutions, Inc. expiring 6/9/2021, price 11.50 *		28,107	17,145

Total Warrants (Cost $378,744)			335,628

	PRINCIPAL AMOUNT
Foreign Government Securities — 0.1%
Republic of Argentina (Argentina) 2.29%, 12/31/2038 (f) (Cost $114,732)	EUR	155,000	98,314

Short-Term Investments — 31.6%
Investment Companies — 1.1%
JPMorgan U.S. Treasury Plus Money Market Fund Class Institutional Shares, 2.06% (k) (l) (Cost $980,642)		980,642	980,642

U.S. Treasury Obligations — 30.5%
U.S. Treasury Bills
2.00%, 11/1/2018 (m)		11,700,000	11,700,000
2.03%, 11/1/2018 (m)		1,500,000	1,500,000
2.11%, 11/1/2018 (m)		500,000	500,000
2.33%, 1/31/2019 (m)		13,700,000	13,620,696

Total U.S. Treasury Obligations (cost $27,321,043)			27,320,696

Total Short-Term Investments (Cost $28,301,685)			28,301,338

Total Long Positions (Cost $84,534,825)			86,814,502

	SHARES
Short Positions — (11.7)%
Exchange Traded Funds — (5.8)%
U.S. Equity — (5.8)%
SPDR S&P 500 ETF Trust (Proceeds $5,398,798)		(19,320)	(5,228,571)

Common Stocks — (5.5)%
Aerospace & Defense — 0.0% (c)
HEICO Corp.		(520)	(43,592)

Beverages — 0.0% (c)
Coca-Cola Co. (The)		(974)	(46,635)

Biotechnology — 0.0% (c)
Flexion Therapeutics, Inc. *		(1,513)	(20,486)

Capital Markets — (0.2)%
Virtus Investment Partners, Inc.		(2,153)	(213,879)

INVESTMENTS	SHARES	VALUE

Chemicals — (0.1)%
International Flavors & Fragrances, Inc. (a)	(748)	(108,206)

Communications Equipment — (0.1)%
Cisco Systems, Inc.	(869)	(39,757)
Juniper Networks, Inc.	(543)	(15,893)
Palo Alto Networks, Inc. *	(291)	(53,265)

		(108,915)

Construction & Engineering — (0.2)%
Willscot Corp. *	(11,798)	(175,082)

Electronic Equipment, Instruments & Components — 0.0% (c)
Belden, Inc.	(854)	(46,158)

Food Products — (0.1)%
Hostess Brands, Inc. *	(5,007)	(52,073)

Hotels, Restaurants & Leisure — (0.7)%
Carnival Corp.	(1,695)	(94,988)
Del Taco Restaurants, Inc. *	(49,231)	(536,618)

		(631,606)

Independent Power and Renewable Electricity Producers — (0.2)%
Vistra Energy Corp.*	(7,380)	(167,010)

Insurance — (0.1)%
Crawford & Co., Class A	(5,257)	(47,523)

Internet & Direct Marketing Retail — (1.2)%
Alibaba Group Holding Ltd., ADR (China) *	(7,545)	(1,073,502)

IT Services — (0.1)%
International Business Machines Corp.	(220)	(25,395)
Perficient, Inc. *	(3,860)	(96,577)

		(121,972)

Machinery — (0.1)%
Fortive Corp.	(660)	(49,005)

Metals & Mining — (0.1)%
BHP Billiton Ltd., ADR (Australia)	(869)	(40,130)

Multi-Utilities — (0.5)%
CenterPoint Energy, Inc.	(5,186)	(140,074)
Dominion Energy, Inc.	(4,564)	(325,961)
Sempra Energy	(87)	(9,580)

		(475,615)

Oil, Gas & Consumable Fuels — 0.0% (c)
Falcon Minerals Corp. *	(4,199)	(41,150)

Personal Products — (0.1)%
Herbalife Nutrition Ltd. *	(1,273)	(67,800)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES	VALUE
Short Positions — continued
Common Stocks — continued
Semiconductors & Semiconductor Equipment — (0.4)%
Microchip Technology, Inc.	(5,282)	(347,450)

Software — (0.8)%
Envestnet, Inc. *	(1,864)	(96,966)
FireEye, Inc. *	(3,335)	(61,664)
Five9, Inc. * (a)	(4,798)	(188,849)
Microsoft Corp.	(499)	(53,298)
Splunk, Inc. *	(1,011)	(100,938)
VMware, Inc., Class A *	(1,335)	(188,756)

		(690,471)

Specialty Retail — (0.3)%
Lowe’s Cos., Inc.	(958)	(91,221)
RH *	(1,400)	(161,994)

		(253,215)

Technology Hardware, Storage & Peripherals — (0.1)%
Hewlett Packard Enterprise Co.	(989)	(15,082)
HP, Inc.	(735)	(17,743)
NetApp, Inc.	(183)	(14,364)

		(47,189)

Trading Companies & Distributors — (0.1)%
Nexeo Solutions, Inc. *	(6,410)	(66,985)

Total Common Stocks (Proceeds $(5,440,839))		(4,935,649)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Corporate Bonds — (0.3)%
Chemicals — (0.2)%
Olin Corp. 5.13%, 9/15/2027	(80,000)	(75,300)
Tronox, Inc. 6.50%, 4/15/2026 (d)	(112,000)	(103,040)

		(178,340)

Independent Power and Renewable Electricity Producers — (0.1)%
NRG Energy, Inc. 7.25%, 5/15/2026	(101,000)	(108,323)

Total Corporate Bonds (Proceeds $(295,446))		(286,663)

Convertible Bonds — (0.1)%
Software — (0.1)%
FireEye, Inc. Series B, 1.63%, 6/1/2035 (Proceeds $36,064)	(39,000)	(36,104)

Total Short Positions (Proceeds $(11,171,147))		(10,486,987)

Total Investments — 85.3% (Cost $73,363,678)		76,327,515
Other Assets in Excess of Liabilities — 14.7%		13,152,243

Net Assets — 100.0%		89,479,758

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
CLO	Collateralized Loan Obligations
ETF	Exchange Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of October 31, 2018. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depository Receipts

STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar

(a)	All or a portion of this security is pledged for holdings of short sales, futures, swaps, options and/or forward foreign currency exchange contracts.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(e)	Defaulted security.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	15

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(f)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of October 31, 2018.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2018.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2018.

(j)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(k)	The rate shown is the current yield as of October 31, 2018.
(l)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the effective yield as of October 31, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.
^	All or a portion of the security is unsettled as of October 31, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

Futures contracts outstanding as of October 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Brent Crude Oil	3	11/2018	USD	224,460	(13,304)
CAC 40 10 Euro Index	3	11/2018	EUR	172,429	(2,188)
Natural Gas	4	11/2018	USD	131,360	2,702
NY Harbor ULSD	1	11/2018	USD	94,466	(61)
RBOB Gasoline	2	11/2018	USD	146,807	(28,232)
WTI Crude Oil	2	11/2018	USD	130,200	(17,994)
Australia 10 Year Bond	4	12/2018	AUD	366,574	(1,245)
Euro-Bund	2	12/2018	EUR	363,014	2,225
LME Aluminum Base Metal	4	12/2018	USD	195,850	(14,005)
LME Copper Base Metal	1	12/2018	USD	150,025	(7,203)
LME Zinc Base Metal	1	12/2018	USD	62,869	2,716
Low Sulphur Gasoil	3	12/2018	USD	207,000	(12,304)
NASDAQ 100 E-Mini Index	1	12/2018	USD	139,470	(2,857)
Nikkei 225 Index	1	12/2018	JPY	193,291	(16,981)
Russell 2000 E-Mini Index	4	12/2018	USD	302,620	(9,552)
S&P 500 E-Mini Index	19	12/2018	USD	2,574,690	(100,848)
3 Month Euro Euribor	39	12/2019	EUR	11,059,350	8,636
3 Month Sterling	7	12/2019	GBP	1,105,675	(740)

					(211,235)

Short Contracts
Hang Seng Index	(2)	11/2018	HKD	(318,508)	(3,285)
100 oz Gold	(3)	12/2018	USD	(365,490)	514
Canada 10 Year Bond	(5)	12/2018	CAD	(501,880)	8,301
Cocoa	(2)	12/2018	GBP	(43,331)	(1,513)
Corn	(5)	12/2018	USD	(90,812)	349
DAX Index	(1)	12/2018	EUR	(323,442)	11,003
DJIA CBOT E-Mini Index	(2)	12/2018	USD	(250,840)	5,786
EURO STOXX 50 Index	(93)	12/2018	EUR	(3,351,806)	158,968
EURO STOXX 50 Index	(8)	12/2018	EUR	(288,327)	8,645
EURO STOXX 50 Index	(1)	12/2018	EUR	(36,041)	1,690

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts — continued
Euro-Bund	(1)	12/2018	EUR	(181,507)	(386)
FTSE 100 Index	(1)	12/2018	GBP	(90,567)	57
KC HRW Wheat	(2)	12/2018	USD	(49,325)	3,007
LME Aluminum Base Metal	(7)	12/2018	USD	(342,738)	17,824
LME Copper Base Metal	(2)	12/2018	USD	(300,050)	1,026
LME Zinc Base Metal	(4)	12/2018	USD	(251,475)	6,772
S&P 500 E-Mini Index	(14)	12/2018	USD	(1,897,140)	160,467
S&P 500 E-Mini Index	(2)	12/2018	USD	(271,020)	7,739
Silver	(4)	12/2018	USD	(285,600)	10,046
Soybean Meal	(2)	12/2018	USD	(61,280)	3,375
U.S. Treasury Long Bond	(9)	12/2018	USD	(1,244,813)	15,581
Wheat	(1)	12/2018	USD	(25,025)	535
Sugar No. 11	(3)	02/2019	USD	(44,318)	(2,999)
Coffee ‘C’	(1)	03/2019	USD	(43,669)	2,866
Cotton No. 2	(1)	03/2019	USD	(39,150)	222
LME Aluminum Base Metal	(1)	03/2019	USD	(49,162)	222
Soybean	(3)	03/2019	USD	(129,750)	2,967
3 Month Eurodollar	(78)	12/2019	USD	(18,876,000)	43,715

					463,494

					252,259

Abbreviations

AUD	Australian Dollar
Brent	Broom, Rannoch, Etieve, Ness, Tarbat
CAC	Continuous Assisted Quotation
CAD	Canadian Dollar
CBOT	Chicago Board of Trade
DAX	Deutscher Aktien Index
DJIA	Dow Jones Industrial Average
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FTSE	Financial Times and the London Stock Exchange

GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
LME	London Metal Exchange
NASDAQ	National Association of Securities Dealers Automated Quotation
RBOB	Reformulated gasoline blendstock for oxygen blending
ULSD	Ultra Low Sulfur Diesel
USD	United States Dollar
WTI	West Texas Intermediate

Forward foreign currency exchange contracts outstanding as of October 31, 2018:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	60,224	CHF	59,756	Deutsche Bank AG	11/16/2018	818
USD	227,918	EUR	200,000	Deutsche Bank AG	11/16/2018	1,139
USD	982,954	GBP	743,000	Deutsche Bank AG	11/16/2018	32,677
USD	106,511	EUR	91,000	Morgan Stanley	12/14/2018	3,052
USD	79,242	CHF	76,046	Morgan Stanley	12/19/2018	3,364
USD	40,194	EUR	34,668	Morgan Stanley	12/19/2018	756
USD	8,920	EUR	7,720	Morgan Stanley	12/19/2018	138
USD	345,473	EUR	293,661	Morgan Stanley	12/19/2018	11,416
USD	53,751	GBP	40,860	Morgan Stanley	12/19/2018	1,394
AUD	41,000	USD	29,012	Morgan Stanley	12/21/2018	38

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	17

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Forward foreign currency exchange contracts outstanding as of October 31, 2018:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
JPY	76,922,000	USD	677,362	Morgan Stanley	12/21/2018	7,371
NZD	52,000	USD	33,836	Morgan Stanley	12/21/2018	115
USD	1,009,194	AUD	1,417,000	Morgan Stanley	12/21/2018	5,200
USD	1,073,333	CAD	1,406,000	Morgan Stanley	12/21/2018	4,173
USD	1,062,838	CHF	1,028,000	Morgan Stanley	12/21/2018	36,834
USD	1,720,902	EUR	1,477,000	Morgan Stanley	12/21/2018	40,345
USD	1,402,389	GBP	1,075,000	Morgan Stanley	12/21/2018	24,746
USD	2,347,995	JPY	260,976,000	Morgan Stanley	12/21/2018	24,874
USD	15,928	MXN	306,000	Morgan Stanley	12/21/2018	990
USD	43,722	NZD	66,000	Morgan Stanley	12/21/2018	630
USD	469,090	EUR	396,000	Morgan Stanley	12/28/2018	18,155
USD	133,781	GBP	101,000	Morgan Stanley	12/28/2018	4,286
JPY	6,063,750	USD	53,967	Morgan Stanley	1/17/2019	152
USD	189,934	BRL	704,763	Morgan Stanley**	1/17/2019	1,810
USD	202,456	EUR	174,411	Morgan Stanley	1/17/2019	3,458
USD	79,196	EUR	68,902	Morgan Stanley	1/17/2019	580
USD	94,180	GBP	73,059	Morgan Stanley	1/17/2019	403
USD	333,700	JPY	37,077,756	Morgan Stanley	1/17/2019	2,780
GBP	2,000	USD	2,566	Morgan Stanley	3/29/2019	10
USD	21,211	GBP	16,000	Morgan Stanley	3/29/2019	601
USD	284,624	MXN	5,629,000	Morgan Stanley	3/29/2019	14,239

Total unrealized appreciation						246,544

EUR	157,574	USD	182,778	Deutsche Bank AG	11/16/2018	(4,106)
EUR	4,000	USD	4,648	Morgan Stanley	12/14/2018	(101)
EUR	59,778	USD	69,057	Morgan Stanley	12/19/2018	(1,055)
EUR	17,341	USD	20,038	Morgan Stanley	12/19/2018	(312)
GBP	11,931	USD	15,586	Morgan Stanley	12/19/2018	(298)
AUD	533,000	USD	379,836	Morgan Stanley	12/21/2018	(2,188)
CAD	474,000	USD	369,564	Morgan Stanley	12/21/2018	(9,122)
CHF	516,000	USD	528,164	Morgan Stanley	12/21/2018	(13,169)
EUR	797,000	USD	924,840	Morgan Stanley	12/21/2018	(17,997)
GBP	223,000	USD	292,894	Morgan Stanley	12/21/2018	(7,113)
JPY	153,544,000	USD	1,376,006	Morgan Stanley	12/21/2018	(9,209)
MXN	5,350,000	USD	274,487	Morgan Stanley	12/21/2018	(13,296)
NZD	168,000	USD	110,505	Morgan Stanley	12/21/2018	(817)
USD	60,820	AUD	86,000	Morgan Stanley	12/21/2018	(114)
USD	10,190	GBP	8,000	Morgan Stanley	12/21/2018	(62)
USD	1,051,113	JPY	118,551,000	Morgan Stanley	12/21/2018	(4,187)
USD	486,539	NZD	749,000	Morgan Stanley	12/21/2018	(2,483)
EUR	85,000	USD	97,149	Morgan Stanley	12/28/2018	(358)
DKK	48,921	USD	7,622	Morgan Stanley	1/17/2019	(137)
GBP	84,339	USD	111,268	Morgan Stanley	1/17/2019	(3,012)
SEK	156,544	USD	17,627	Morgan Stanley	1/17/2019	(387)
MXN	3,260,000	USD	159,247	Morgan Stanley	3/29/2019	(2,656)

Total unrealized depreciation						(92,179)

Net unrealized appreciation						154,365

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro

GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

**	Non-deliverable forward.

Written Call Options Contracts as of October 31, 2018:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS		NOTIONAL AMOUNT		EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 E-Mini Index, European Style	Exchange Traded	22	USD	596,574	USD	296.00	1/18/2019	(1,639)
Shire plc, American Style	Exchange Traded	2	USD	36,360	USD	190.00	4/18/2019	(1,880)

								(3,519)

Written Put Options Contracts as of October 31, 2018:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS		NOTIONAL AMOUNT		EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
DAX Index, European Style	Exchange Traded	5	EUR	286,188	EUR	10,000.00	12/21/2018	(1,090)
DAX Index, European Style	Exchange Traded	5	EUR	286,188	EUR	10,300.00	11/16/2018	(319)
EURO STOXX 50 Index, European Style	Exchange Traded	13	EUR	415,676	EUR	2,750.00	12/21/2018	(1,424)
EURO STOXX 50 Index, European Style	Exchange Traded	13	EUR	415,676	EUR	2,825.00	11/16/2018	(405)
FTSE MIB Index, European Style	Exchange Traded	3	EUR	142,877	EUR	16,000.00	12/21/2018	(646)
Guggenheim Currency Shares Euro Trust, American Style	Exchange Traded	103	USD	1,116,623	USD	111.00	11/16/2018	(28,222)
iShares iBoxx $ High Yield Corporate Bond ETF, American Style	Exchange Traded	41	USD	345,835	USD	79.00	11/16/2018	(164)
S&P 500 E-Mini Index, European Style	Exchange Traded	8	USD	216,936	USD	275.00	03/15/2019	(10,492)
S&P 500 E-Mini Index, European Style	Exchange Traded	11	USD	298,287	USD	275.00	11/16/2018	(7,650)
S&P 500 Index, European Style	Exchange Traded	7	USD	1,898,218	USD	2,500.00	12/21/2018	(15,785)
SPDR S&P Oil & Gas Exploration & Production Index, American Style	Exchange Traded	28	USD	100,996	USD	32.00	11/16/2018	(518)
Twenty-First Century Fox, Inc., American Style	Exchange Traded	82	USD	373,264	USD	39.00	04/18/2019	(18,860)

								(85,575)

Total Written Options Contracts (Premiums Paid ($66,289))								(89,094)

Abbreviations

DAX	Deutscher Aktien Index
EUR	Euro
ETF	Exchange Traded Fund

FTSE	Financial Times and the London Stock Exchange
SPDR	Standard & Poor’s Depositary Receipts
USD	United States Dollar

Over the Counter (“OTC”) Credit default swap contracts outstanding — sell protection (2) as of October 31, 2018:
REFERENCE OBLIGATION/ INDEX	FINANCING RATE RECEIVED BY THE FUND (%)	FREQUENCY OF PAYMENTS MADE/RECEIVED	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (3)	NOTIONAL AMOUNT (4)	UPFRONT PAYMENTS (RECEIPTS) ($) (5)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.27-V2	5.00	Quarterly	Morgan Stanley	12/20/2021	21.92	USD 470,000	(129,540)	(30,783)	(160,323)
CDX.NA.HY.27-V2	5.00	Quarterly	Morgan Stanley	12/20/2021	21.92	USD 2,175,000	(671,399)	(70,519)	(741,918)
CDX.NA.HY.27-V3	5.00	Quarterly	Morgan Stanley	12/20/2021	21.92	USD 115,000	(42,117)	2,889	(39,228)

							(843,056)	(98,413)	(941,469)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	19

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Centrally Cleared Credit default swap contracts outstanding — buy protection (1) as of October 31, 2018:
REFERENCE OBLIGATION/ INDEX	FINANCING RATE PAID BY THE FUND (%)	FREQUENCY OF PAYMENTS MADE/RECEIVED	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (3)	NOTIONAL AMOUNT (4)	UPFRONT PAYMENTS (RECEIPTS) ($) (5)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Community Health Systems, Inc., 8.00%, 11/15/2019 ‡	5.00	Quarterly	12/20/2020	21.53	USD 280,000	50,867	22,076	72,943
Sears Roebuck Acceptance Corp., 6.50%, 12/1/2028 ‡	5.00	Quarterly	6/20/2019	63.13	USD 140,000	17,402	70,924	88,326
Sears Roebuck Acceptance Corp., 6.50%, 12/1/2028 ‡	5.00	Quarterly	6/20/2019	63.13	USD 130,000	17,608	64,410	82,018
Sears Roebuck Acceptance Corp., 6.50%, 12/1/2028 ‡	5.00	Quarterly	6/20/2019	63.13	USD 65,000	9,854	31,155	41,009
Windsteam Services LLC, 7.50%, 6/1/2022	5.00	Quarterly	12/20/2018	60.85	USD 120,000	2,329	5,710	8,039

						98,060	194,275	292,335

(1)	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
(2)	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
(3)	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
(4)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(5)	Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

OTC Total return swap contracts outstanding as of October 31, 2018:
REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	FREQUENCY OF PAYMENTS MADE/ RECEIVED	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) ($)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
iBoxx USD Liquid High Yield Index	Increases in total return of index	3 months USD LIBOR and decreases in total return of index	Quarterly	Morgan Stanley	12/20/2018	USD 1,250,000	3,356	10,971	14,327

							3,356	10,971	14,327

Abbreviations

CDX	Credit Default Swap Index
LIBOR	London Interbank Offered Rate
USD	United States Dollar

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

OTC Total Return Basket Swaps Outstanding at October 31, 2018
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day SONIA on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.35)% to 0.55%), which is denominated in GBP based on the local currencies of the positions within the swaps.	2/16/2023	$205,194	$6,787	$(1,122)	$5,665

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Industrials
Electrical Equipment
Melrose Industries plc	150,563	324,102	7,345	0.0	(a)

Short Positions
Common Stocks
Consumer Discretionary
Multiline Retail
Next plc	(674)	(44,776)	(1,239)	0.0	(a)

Consumer Staples
Food & Staples Retailing
Wm Morrison Supermarkets plc	(23,399)	(74,132)	681	0.0	(a)

Total Common Stocks	(24,073)	(118,908)	(558)	0.0	(a)

Total Short Positions of Total Return Basket Swap	(24,073)	(118,908)	(558)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	126,490	205,194	6,787	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one day FEDEF on short positions, plus or minus a specified spread (rates range from (9.92)% to (0.34)%), which is denominated in USD based on the local currencies of the positions within the swaps.	2/15/2023	$(1,010,909)	$32,562	$(3,566)	$28,996

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Communication Services
Entertainment
iQIYI, Inc. *	(4,088)	(80,288)	13,438	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	21

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Media
Altice USA, Inc.	(8,007)	(130,594)	7,164	0.0	(a)
Entercom Communications Corp.	(18,242)	(118,391)	2,242	0.0	(a)

	(26,249)	(248,985)	9,406	0.0	(a)

Total Communication Services	(30,337)	(329,273)	22,844	0.0	(a)

Consumer Discretionary
Hotels, Restaurants & Leisure
McDonald’s Corp.	(301)	(53,247)	(372)	0.0	(a)

Consumer Staples
Household Products
Colgate-Palmolive Co.	(877)	(52,225)	1,587	0.0	(a)

Financials
Capital Markets
TD Ameritrade Holding Corp.	(916)	(47,376)	(1,695)	0.0	(a)

Industrials
Air Freight & Logistics
United Parcel Service, Inc.	(467)	(49,754)	4,250	0.0	(a)

Trading Companies & Distributors
WW Grainger, Inc.	(173)	(49,127)	(1,510)	0.0	(a)

Total Industrials	(640)	(98,881)	2,740	0.0	(a)

Information Technology
Communications Equipment
Cisco Systems, Inc.	(635)	(29,051)	6	0.0	(a)

IT Services
Accenture plc	(405)	(63,836)	782	0.0	(a)

Software
Adobe, Inc. *	(198)	(48,660)	1,049	0.0	(a)
Check Point Software Technologies Ltd. *	(464)	(51,504)	673	0.0	(a)
Ultimate Software Group, Inc. (The) *	(217)	(57,859)	6,306	0.0	(a)
Workday, Inc. *	(296)	(39,374)	(977)	0.0	(a)

	(1,175)	(197,397)	7,051	0.0	(a)

Total Information Technology	(2,215)	(290,284)	7,839	0.0	(a)

Real Estate
Equity Real Estate Investment Trusts (REITs)
Camden Property Trust	(628)	(56,690)	728	0.0	(a)
Regency Centers Corp.	(704)	(44,605)	(591)	0.0	(a)
UDR, Inc.	(978)	(38,328)	(518)	0.0	(a)

	(2,310)	(139,623)	(381)	0.0	(a)

Total Real Estate	(2,310)	(139,623)	(381)	0.0	(a)

Total Common Stocks	(37,596)	(1,010,909)	32,562	0.0	(a)

Total Short Positions of Total Return Basket Swap	(37,596)	(1,010,909)	32,562	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one day DISC short positions, plus or minus a specified spread of (0.35)%, which is denominated in CAD based on the local currencies of the positions within the swaps.	2/15/2023	$(85,454)	$(700)	$(8)	$(708)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Consumer Discretionary
Textiles, Apparel & Luxury Goods
Gildan Activewear, Inc.	(1,179)	(35,241)	(366)	0.0	(a)

Consumer Staples
Food & Staples Retailing
Loblaw Cos. Ltd.	(1,004)	(50,213)	(334)	0.0	(a)

Total Common Stocks	(2,183)	(85,454)	(700)	0.0	(a)

Total Short Positions of Total Return Basket Swap	(2,183)	(85,454)	(700)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day EONIA on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.88)% to 0.55%), which is denominated in EUR based on the local currencies of the positions within the swaps.	2/16/2023	$(87,611)	$28,494	$(17,730)	$10,764

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Financials
Banks
UniCredit SpA	31,702	405,315	(751)	0.0	(a)

Short Positions

Common Stocks
Communication Services
Media
Eutelsat Communications SA	(5,557)	(112,555)	26,169	0.0	(a)
ProSiebenSat.1 Media SE	(5,297)	(122,316)	(506)	0.0	(a)
RTL Group SA	(2,032)	(130,423)	8,198	0.0	(a)

	(12,886)	(365,294)	33,861	0.0	(a)

Total Communication Services	(12,886)	(365,294)	33,861	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	23

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Consumer Staples
Food & Staples Retailing
Colruyt SA	(926)	(53,842)	(1,173)	0.0	(a)

Industrials
Machinery
Kone OYJ	(1,516)	(73,790)	(3,443)	0.0	(a)

Total Common Stocks	(15,328)	(492,926)	29,245	0.0	(a)

Total Short Positions of Total Return Basket Swap	(15,328)	(492,926)	29,245	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	16,374	(87,611)	28,494	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one week STIBOR on short positions, plus or minus a specified spread (rates range from (1.75)% to (1.50)%), which is denominated in SEK based on the local currencies of the positions within the swaps.	2/16/2023	$(171,618)	$(4,453)	$(127)	$(4,580)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Consumer Discretionary
Specialty Retail
Hennes & Mauritz AB	(7,501)	(132,488)	1,079	0.0	(a)

Consumer Staples
Food & Staples Retailing
ICA Gruppen AB	(1,106)	(39,130)	(5,532)	0.0	(a)

Total Common Stocks	(8,607)	(171,618)	(4,453)	0.0	(a)

Total Short Positions of Total Return Basket Swap	(8,607)	(171,618)	(4,453)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one day RBACR on short positions, plus or minus a specified spread of (0.50)%, which is denominated in AUD based on the local currencies of the positions within the swaps.	3/13/2023	$(64,547)	$(1,044)	$18	$(1,026)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Consumer Staples
Food & Staples Retailing
Woolworths Group Ltd.	(3,198)	(64,547)	(1,044)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one week CIBOR on short positions, plus or minus a specified spread of (0.50%), which is denominated in DKK based on the local currencies of the positions within the swaps.	3/2/2023	$(133,073)	$5,205	$(98)	$5,107

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Consumer Discretionary
Textiles, Apparel & Luxury Goods
Pandora A/S	(2,127)	(133,073)	5,205	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one day FEDEF and one month LIBOR on short positions, plus or minus a specified spread (rates range from (0.35)% to (0.03)%), which is denominated in USD based on the local currencies of the positions within the swaps.	11/12/2018 — 3/8/2019	$(3,379,732)	$36,748	$19,269	$56,017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Consumer Discretionary
Textiles, Apparel & Luxury Goods
Under Armour, Inc. *	(1,450)	(32,059)	(4,858)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	25

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Health Care
Health Care Equipment & Supplies
DENTSPLY SIRONA, Inc.	(2,670)	(92,462)	4,272	0.0	(a)

Health Care Providers & Services
Henry Schein, Inc. *	(1,386)	(115,038)	2,426	0.0	(a)

Total Health Care	(4,056)	(207,500)	6,698	0.0	(a)

Information Technology
Communications Equipment
InterDigital, Inc.	(2,207)	(156,587)	2,604	0.0	(a)

Electronic Equipment, Instruments & Components
AU Optronics Corp.	(17,800)	(68,174)	534	0.0	(a)
LG Display Co. Ltd.	(18,376)	(134,880)	9,188	0.0	(a)

	(36,176)	(203,054)	9,722	0.0	(a)

IT Services
Twilio, Inc. *	(3,792)	(285,234)	(18,894)	0.0	(a)

Semiconductors & Semiconductor Equipment
Ichor Holdings Ltd. *	(6,404)	(113,671)	(256)	0.0	(a)

Software
Blackbaud, Inc.	(2,970)	(213,008)	1,258	0.0	(a)
DocuSign, Inc. *	(1,700)	(71,298)	3,213	0.0	(a)

	(4,670)	(284,306)	4,471	0.0	(a)

Total Information Technology	(53,249)	(1,042,852)	(2,353)	0.0	(a)

Real Estate
Real Estate Management & Development
Realogy Holdings Corp.	(3,440)	(65,601)	344	0.0	(a)

Total Common Stocks	(62,195)	(1,348,012)	(169)	0.0	(a)

Exchange Traded Funds
NASDAQ 100 Index *	(82)	(653,520)	9,432	0.0	(a)
Realtime Russell 2000 Index *	(82)	(615,732)	16,818	0.0	(a)
S&P 500 Total Return *	(142)	(762,468)	10,667	0.0	(a)

	(306)	(2,031,720)	36,917	0.0	(a)

Total Exchange Traded Funds	(306)	(2,031,720)	36,917	0.0	(a)

Total Short Positions of Total Return Basket Swap	(62,501)	(3,379,732)	36,748	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one day MUTSC on short positions, plus or minus a specified spread of (10.25)%, which is denominated in JPY based on the local currencies of the positions within the swaps.	6/22/2020	$(118,197)	$16,568	$(913)	$15,655

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Consumer Discretionary
Household Durables
Sharp Corp.	(7,700)	(118,197)	16,568	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one day EONIA and one month EURIBOR on long positions, plus or minus a specified spread of 0.90%, which is denominated in EUR based on the local currencies of the positions within the swaps.	3/11/2019	$121,774	$(2,706)	$3	$(2,703)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Information Technology
IT Services
Wirecard AG	651	121,774	(2,706)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Deutsche Bank AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one week LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.45)% to 0.45%), which is denominated in GBP based on the local currencies of the positions within the swaps.	7/24/2019	$(56,482)	$(16,862)	$4,017	$(12,845)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Communication Services
Media
ITV plc	80,946	153,658	(6,271)	0.0	(a)

Consumer Discretionary
Specialty Retail
Sports Direct International plc *	11,155	46,498	1,442	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	27

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Financials
Banks
Barclays plc	116,143	255,899	10,526	0.0	(a)

Insurance
RSA Insurance Group plc	16,835	121,078	3,132	0.0	(a)

Total Financials	132,978	376,977	13,658	0.0	(a)

Health Care
Health Care Equipment & Supplies
Smith & Nephew plc	2,510	40,800	67	0.0	(a)

Industrials
Industrial Conglomerates
Smiths Group plc	1,996	35,580	2,717	0.0	(a)

Total Common Stocks	229,585	653,513	11,613	0.0	(a)

Total Long Positions of Total Return Basket Swap	229,585	653,513	11,613	0.0	(a)

Short Positions

Common Stocks
Consumer Discretionary
Multiline Retail
Marks & Spencer Group plc	(96,373)	(364,501)	(17,527)	0.0	(a)

Specialty Retail
JD Sports Fashion plc	(11,679)	(60,868)	(2,956)	0.0	(a)

Total Consumer Discretionary	(108,052)	(425,369)	(20,483)	0.0	(a)

Health Care
Pharmaceuticals
GlaxoSmithKline plc	(5,327)	(103,172)	1,683	0.0	(a)

Industrials
Trading Companies & Distributors
Bunzl plc	(6,151)	(181,454)	(9,675)	0.0	(a)

Total Common Stocks	(119,530)	(709,995)	(28,475)	0.0	(a)

Total Short Positions of Total Return Basket Swap	(119,530)	(709,995)	(28,475)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	110,055	(56,482)	(16,862)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Deutsche Bank AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one week LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.45)% to 0.45%), which is denominated in EUR based on the local currencies of the positions within the swaps.	6/24/2019 — 7/24/2019	$2,693,614	$(26,394)	$7,197	$(19,197)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Communication Services
Diversified Telecommunication Services
Iliad SA	2,765	319,593	(14,194)	0.0	(a)

Media
Publicis Groupe SA	1,898	109,869	(6,207)	0.0	(a)
Stroeer SE & Co. KGaA	7,075	369,817	1,830	0.0	(a)

	8,973	479,686	(4,377)	0.0	(a)

Total Communication Services	11,738	799,279	(18,571)	0.0	(a)

Consumer Staples
Food Products
Danone SA	7,377	522,390	(5,266)	0.0	(a)

Financials
Banks
BNP Paribas SA	5,843	304,502	(15,281)	0.0	(a)
Societe Generale SA	7,800	285,930	(15,371)	0.0	(a)

	13,643	590,432	(30,652)	0.0	(a)

Capital Markets
Anima Holding SpA	65,088	272,171	11,623	0.0	(a)

Total Financials	78,731	862,603	(19,029)	0.0	(a)

Health Care
Life Sciences Tools & Services
Gerresheimer AG	6,981	491,990	2,881	0.0	(a)

Industrials
Airlines
Ryanair Holdings plc *	11,470	155,175	(415)	0.0	(a)

Trading Companies & Distributors
Brenntag AG	11,116	580,529	(4,723)	0.0	(a)

Total Industrials	22,586	735,704	(5,138)	0.0	(a)

Materials
Construction Materials
HeidelbergCement AG	6,370	432,296	24,223	0.0	(a)

Total Common Stocks	133,783	3,844,262	(20,900)	0.0	(a)

Total Long Positions of Total Return Basket Swap	133,783	3,844,262	(20,900)	0.0	(a)

Short Positions

Common Stocks
Communication Services
Diversified Telecommunication Services
Deutsche Telekom AG (Registered)	(10,316)	(169,200)	1,017	0.0	(a)
Orange SA	(10,071)	(157,192)	1,221	0.0	(a)

	(20,387)	(326,392)	2,238	0.0	(a)

Total Communication Services	(20,387)	(326,392)	2,238	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	29

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Consumer Discretionary
Textiles, Apparel & Luxury Goods
LVMH Moet Hennessy Louis Vuitton SE	(255)	(77,368)	(1,321)	0.0	(a)

Consumer Staples
Food & Staples Retailing
Koninklijke Ahold Delhaize NV	(9,650)	(220,893)	(2,809)	0.0	(a)

Personal Products
Unilever NV	(5,172)	(277,917)	(380)	0.0	(a)

Total Consumer Staples	(14,822)	(498,810)	(3,189)	0.0	(a)

Energy
Oil, Gas & Consumable Fuels
Eni SpA	(8,902)	(158,097)	(5,093)	0.0	(a)

Utilities
Electric Utilities
Electricite de France SA	(5,431)	(89,981)	1,871	0.0	(a)

Total Common Stocks	(49,797)	(1,150,648)	(5,494)	0.0	(a)

Total Short Positions of Total Return Basket Swap	(49,797)	(1,150,648)	(5,494)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	83,986	2,693,614	(26,394)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Deutsche Bank AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one week LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.45)% to 0.45%), which is denominated in CHF based on the local currencies of the positions within the swaps.	7/24/2019	$760,761	$46,883	$(139)	$46,744

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Staples
Food Products
Nestle SA (Registered)	5,173	436,721	10,331	0.0	(a)

Materials
Construction Materials
LafargeHolcim Ltd. (Registered) *	13,142	608,612	47,622	0.1

Total Common Stocks	18,315	1,045,333	57,953	0.1

Total Long Positions of Total Return Basket Swap	18,315	1,045,333	57,953	0.1

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Health Care
Pharmaceuticals
Roche Holding AG	(253)	(61,571)	(168)	0.0	(a)

Materials
Chemicals
Givaudan SA (Registered)	(92)	(223,001)	(10,902)	0.0	(a)

Total Common Stocks	(345)	(284,572)	(11,070)	0.0	(a)

Total Short Positions of Total Return Basket Swap	(345)	(284,572)	(11,070)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	17,970	760,761	46,883	0.1

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day SONIA on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.35)% to 0.65%), which is denominated in GBP based on the local currencies of the positions within the swaps.	11/7/2019 — 5/15/2020	$716,232	$(91,984)	$2,084	$(89,900)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Communication Services
Wireless Telecommunication Services
Vodafone Group plc	244,720	460,205	(110,210)	(0.1)

Financials
Capital Markets
NEX Group plc	41,725	605,117	51,352	0.1

Total Common Stocks	286,445	1,065,322	(58,858)	0.0

Total Long Positions of Total Return Basket Swap	286,445	1,065,322	(58,858)	0.0

Short Positions

Common Stocks
Financials
Capital Markets
CME Group, Inc.	(1,853)	(339,544)	(33,140)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	31

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Insurance
Jardine Lloyd Thompson Group plc	(396)	(9,546)	14	0.0	(a)

Total Financials	(2,249)	(349,090)	(33,126)	0.0	(a)

Total Common Stocks	(2,249)	(349,090)	(33,126)	0.0	(a)

Total Short Positions of Total Return Basket Swap	(2,249)	(349,090)	(33,126)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	284,196	716,232	(91,984)	0.0

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day EONIA on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.40)% to 0.65%), which is denominated in EUR based on the local currencies of the positions within the swaps.	9/2/2019 — 11/7/2019	$1,501,456	$(25,461)	$6,241	$(19,220)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Communication Services
Entertainment
Vivendi SA	328	7,911	(70)	0.0	(a)

Consumer Discretionary
Textiles, Apparel & Luxury Goods
Christian Dior SE	339	131,148	(8,697)	0.0	(a)

Health Care
Health Care Providers & Services
McKesson Europe AG	16,666	494,571	315	0.0	(a)

Materials
Metals & Mining
thyssenkrupp AG	1,937	40,602	(11,081)	0.0	(a)

Utilities
Independent Power and Renewable Electricity Producers
EDP Renovaveis SA	14,466	130,096	4,834	0.0	(a)

Multi-Utilities
Innogy SE	12,261	541,497	17,389	0.0	(a)
RWE AG	14,207	276,386	(38,822)	0.0	(a)

	26,468	817,883	(21,433)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Total Utilities	40,934	947,979	(16,599)	0.0	(a)

Total Common Stocks	60,204	1,622,211	(36,132)	0.0	(a)

Total Long Positions of Total Return Basket Swap	60,204	1,622,211	(36,132)	0.0	(a)

Short Positions

Common Stocks
Consumer Discretionary
Textiles, Apparel & Luxury Goods
LVMH Moet Hennessy Louis Vuitton SE	(398)	(120,755)	10,671	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	59,806	1,501,456	(25,461)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day FEDEF on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.35)% to 2.5%), which is denominated in USD based on the local currencies of the positions within the swaps.	12/17/2018 — 5/18/2020	$1,135,842	$100,216	$(28,144)	$72,072

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Energy
Oil, Gas & Consumable Fuels
Energen Corp. *	4,128	297,092	(35,957)	0.0	(a)

Health Care
Biotechnology
Shire plc	11,086	669,050	52,249	0.1

Health Care Providers & Services
Aetna, Inc.	3,157	626,349	59,520	0.1
Express Scripts Holding Co. *	3,570	346,183	9,021	0.0	(a)

	6,727	972,532	68,541	0.1

Total Health Care	17,813	1,641,582	120,790	0.2

Information Technology
Software
OneMarket Ltd. *	4,684	2,720	2,720	0.0	(a)

Total Common Stocks	26,625	1,941,394	87,553	0.2

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	33

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Closed-End Fund
Consumer Discretionary
Internet & Direct Marketing Retail
Altaba, Inc. *	10,094	606,649	—	0.0

Master Limited Partnership
Energy
Oil, Gas & Consumable Fuels
Dominion Energy Midstream Partners LP *	3,782	68,530	(754)	0.0	(a)

Total Long Positions of Total Return Basket Swap	40,501	2,616,573	86,799	0.2

Short Positions

Common Stocks
Consumer Discretionary
Internet & Direct Marketing Retail
Alibaba Group Holding Ltd. *	(2,250)	(320,130)	—	0.0

Energy
Oil, Gas & Consumable Fuels
Diamondback Energy, Inc.	(2,683)	(301,462)	37,257	0.0	(a)

Health Care
Health Care Providers & Services
Cigna Corp.	(869)	(185,801)	(7,001)	0.0	(a)
CVS Health Corp.	(2,644)	(191,399)	(14,930)	0.0	(a)

	(3,513)	(377,200)	(21,931)	0.0	(a)

Pharmaceuticals
Takeda Pharmaceutical Co. Ltd.	(6,085)	(252,281)	(816)	0.0	(a)

Total Health Care	(9,598)	(629,481)	(22,747)	0.0	(a)

Information Technology
Software
VMware, Inc.*	(247)	(34,923)	2,000	0.0	(a)

Materials
Paper & Forest Products
KapStone Paper and Packaging Corp.	(3,660)	(128,100)	(3,326)	0.0	(a)

Utilities
Multi-Utilities
Dominion Energy, Inc.	(933)	(66,635)	233	0.0	(a)

Total Common Stocks	(19,371)	(1,480,731)	13,417	0.0	(a)

Total Short Positions of Total Return Basket Swap	(19,371)	(1,480,731)	13,417	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	21,130	1,135,842	100,216	0.2

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day FEDEF on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.35)% to 2.5%), which is denominated in USD based on the local currencies of the positions within the swaps.	8/1/2022	$298,535	$118,402	$(22,716)	$95,686

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Closed-End Fund
Consumer Discretionary
Internet & Direct Marketing Retail
Altaba, Inc. *	40,516	2,435,012	(540,889)	(0.6)

Short Positions

Common Stocks
Consumer Discretionary
Internet & Direct Marketing Retail
Alibaba Group Holding Ltd. *	(15,016)	(2,136,477)	659,291	0.7

Total of Long and Short Positions of Total Return Basket Swaps	25,500	298,535	118,402	0.1

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Deutsche Bank AG	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one day LIBOR on long positions, plus or minus a specified spread of 0.40%, which is denominated in USD based on the local currencies of the positions within the swaps.	11/16/2018	$93	$(109)	$—	$(109)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Communication Services
Media
Media General, Inc. CVR * ‡	1,906	93	(109)	0.0	(a)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CVR	Contingent Value Rights
CIBOR	Copenhagen Interbank Offered Rates

DISC	Federal Discount Rate
DKK	Danish Krone
EONIA	Euro Over Night Index Average
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FEDEF	US Federal Fund Effective Rate (Continuous Series)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	35

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

GBP	British Pound
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
MUTSC	Bank of Japan Estimate Unsecured Overnight Call Rate
NASDAQ	National Association of Securities Dealers Automated Quotation
OYJ	Public Limited Company
RBACR	RBA Interbank Overnight Call Rate
SEK	Swedish Krona
SONIA	Sterling Overnight Index Average
STIBOR	Stockholm Interbank Offered Rate
USD	United States Dollar

(a)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.
(1)	Notional value represents market value as of October 31, 2018 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain (loss) of the positions subsequent to the swap reset.

The following reference rates, and their values as of period-end, are used for security descriptions:

VALUE
CIBOR	(0.41)%
CHF LIBOR	(0.80)
DISC	2.75
EONIA	(0.34)
EURIBOR	(0.37)
EUR LIBOR	(0.44)
FEDEF	2.20
GBP LIBOR	0.71
MUTSC	(0.07)
RBACR	1.50
SONIA	0.70
STIBOR	(0.48)
USD LIBOR	2.31

Summary of total swap contracts outstanding as of October 31, 2018:
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Total return swap contracts outstanding	3,356	14,327
OTC Total return basket swaps contracts outstanding	—	336,706

Total OTC swap contracts outstanding	3,356	351,033

Liabilities
OTC Credit default swap contracts outstanding — sell protection	(843,056)	(941,469)
OTC Total return basket swaps contracts outstanding	—	(150,288)

Total OTC swap contracts outstanding	(843,056)	(1,091,757)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	37

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2018

JPMorgan Multi-Manager Alternatives Fund
ASSETS:
Investments in non-affiliates, at value	$85,271,242
Investments in affiliates, at value	980,642
Options purchased, at value	562,618
Restricted cash for OTC derivatives	3,075,079
Cash	9,619,980
Foreign currency, at value	404,522
Deposits at broker for securities sold short	13,560,825
Receivables:
Investment securities sold	1,391,177
Fund shares sold	39,898
Interest from non-affiliates	240,873
Dividends from affiliates	1,795
Tax reclaims	22,092
Variation margin on futures contracts	2,007,528
Variation margin on centrally cleared swaps (net upfront payments of $98,060)	139,339
Unrealized appreciation on forward foreign currency exchange contracts	246,544
Outstanding OTC swap contracts, at value (net upfront payments of $3,356)	351,033

Total Assets	117,915,187

LIABILITIES:
Payables:
Foreign currency due to broker, at value	9,585
Securities sold short, at value	10,486,987
Dividend expense to non-affiliates on securities sold short	1,644
Investment securities purchased	14,933,850
Interest expense to non-affiliates on securities sold short	4,698
Fund shares redeemed	1,288,457
Unrealized depreciation on forward foreign currency exchange contracts	92,179
Outstanding options written, at fair value	89,094
Outstanding OTC swap contracts, at value (net upfront receipts of $843,056)	1,091,757
Accrued liabilities:
Investment advisory fees	26,829
Administration fees	516
Distribution fees	1,561
Service fees	19,159
Custodian and accounting fees	79,167
Collateral management fees	1,536
Trustees’ and Chief Compliance Officer’s fees	21,900
Other	286,510

Total Liabilities	28,435,429

Net Assets	$89,479,758

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2018

JPMorgan Multi-Manager Alternatives Fund
NET ASSETS:
Paid-in-Capital	$83,694,787
Total distributable earnings (loss) (a)	5,784,971

Total Net Assets	$89,479,758

Net Assets:
Class A	$3,338,664
Class C	881,497
Class I	81,047,821
Class R5	910,496
Class R6	3,301,280

Total	$89,479,758

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	224,637
Class C	60,330
Class I	5,400,653
Class R5	60,365
Class R6	218,501

Net Asset Value (b):
Class A — Redemption price per share	$14.86
Class C — Offering price per share (c)	14.61
Class I — Offering and redemption price per share	15.01
Class R5 — Offering and redemption price per share	15.08
Class R6 — Offering and redemption price per share	15.11
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.68

Cost of investments in non-affiliates	$82,552,462
Cost of investments in affiliates	980,642
Cost of options purchased	1,001,721
Cost of foreign currency	429,420
Proceeds from securities sold short	11,171,147
Premiums paid from options written	66,289

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	39

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2018

JPMorgan Multi-Manager Alternatives Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,227,637
Interest income from affiliates	17,410
Interest income from non-affiliates on securities sold short	65,277
Dividend income from non-affiliates	916,204
Dividend income from affiliates	60,943
Foreign taxes withheld	(9,331)

Total investment income	3,278,140

EXPENSES:
Investment advisory fees	2,279,385
Administration fees	117,225
Distribution fees:
Class A	34,696
Class C	6,833
Service fees:
Class A	34,696
Class C	2,278
Class I	280,934
Class R5	916
Custodian and accounting fees	166,558
Collateral management fees	7,894
Interest expense to affiliates	42,547
Professional fees	225,590
Trustees’ and Chief Compliance Officer’s fees	74,758
Printing and mailing costs	66,031
Registration and filing fees	31,329
Transfer agency fees (See Note 2.I.)	2,205
Other	74,339
Dividend expense to non-affiliates on securities sold short	301,672

Total expenses	3,749,886

Less fees waived	(821,665)
Less earnings credits	(390)
Less expense reimbursements	(30)

Net expenses	2,927,801

Net investment income (loss)	350,339

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

JPMorgan Multi-Manager Alternatives Fund

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$19,196,748
Investments in affiliates	(1,527)
Options purchased	(1,220,371)
Futures contracts	890,850
Securities sold short	(4,556,646)
Foreign currency transactions	(64,883)
Forward foreign currency exchange contracts	(631,613)
Options written	(27,461)
Swaps	(1,337,185)

Net realized gain (loss)	12,247,912

Distributions of capital gains received from investment company non-affiliates	149
Distributions of capital gains received from investment company affiliates	10

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(14,254,651)
Options purchased	46,550
Futures contracts	103,230
Securities sold short	2,209,976
Foreign currency translations	24,585
Forward foreign currency exchange contracts	390,901
Options written	(301,586)
Swaps	34,444

Change in net unrealized appreciation/depreciation	(11,746,551)

Net realized/unrealized gains (losses)	501,520

Change in net assets resulting from operations	$851,859

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	41

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Multi-Manager Alternatives Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$350,339	$(2,623,272)
Net realized gain (loss)	12,247,912	5,219,399
Distributions of capital gains received from investment company non-affiliates	149	7,986
Distributions of capital gains received from investment company affiliates	10	2
Change in net unrealized appreciation/depreciation	(11,746,551)	7,966,876

Change in net assets resulting from operations	851,859	10,570,991

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(730,888)	—
Class C	(26,971)	—
Class I	(4,246,557)	—
Class R5	(32,045)	—
Class R6	(308,595)	—

Total distributions to shareholders	(5,345,056)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(104,767,602)	(149,854,149)

NET ASSETS:
Change in net assets	(109,260,799)	(139,283,158)
Beginning of period	198,740,557	338,023,715

End of period	$89,479,758	$198,740,557

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,731,649	$5,109,723
Distributions reinvested	730,888	—
Cost of shares redeemed	(22,544,085)	(18,047,684)

Change in net assets resulting from Class A capital transactions	$(20,081,548)	$(12,937,961)

Class C
Proceeds from shares issued	$37,696	$8,385
Distributions reinvested	26,971	—
Cost of shares redeemed	(76,044)	(296,225)

Change in net assets resulting from Class C capital transactions	$(11,377)	$(287,840)

Class I
Proceeds from shares issued	$30,088,456	$51,294,642
Distributions reinvested	4,246,401	—
Cost of shares redeemed	(113,967,643)	(176,357,626)

Change in net assets resulting from Class I capital transactions	$(79,632,786)	$(125,062,984)

Class R5
Proceeds from shares issued	$50	$141
Distributions reinvested	32,045	—

Change in net assets resulting from Class R5 capital transactions	$32,095	$141

Class R6
Proceeds from shares issued	$2,851,622	$128,527
Distributions reinvested	308,595	—
Cost of shares redeemed	(8,234,203)	(11,694,032)

Change in net assets resulting from Class R6 capital transactions	$(5,073,986)	$(11,565,505)

Total change in net assets resulting from capital transactions	$(104,767,602)	$(149,854,149)

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

	JPMorgan Multi-Manager Alternatives Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A
Issued	114,983	338,011
Reinvested	48,901	—
Redeemed	(1,506,600)	(1,195,934)

Change in Class A Shares	(1,342,716)	(857,923)

Class C
Issued	2,534	552
Reinvested	1,832	—
Redeemed	(5,136)	(19,701)

Change in Class C Shares	(770)	(19,149)

Class I
Issued	1,987,300	3,391,181
Reinvested	281,735	—
Redeemed	(7,489,190)	(11,572,150)

Change in Class I Shares	(5,220,155)	(8,180,969)

Class R5
Issued	—	—
Reinvested	2,114	—

Change in Class R5 Shares	2,114	—

Class R6
Issued	187,786	8,237
Reinvested	20,334	—
Redeemed	(544,202)	(755,796)

Change in Class R6 Shares	(336,082)	(747,559)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	43

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED OCTOBER 31, 2018

JPMorgan Multi-Manager Alternatives Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$851,859

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(262,103,945)
Proceeds from disposition of investment securities	332,097,248
Covers of investment securities sold short	(144,090,117)
Proceeds from investment securities sold short	95,683,141
Purchase of short-term investments — affiliates, net	11,241,836
Change in unrealized (appreciation)/depreciation on investments	14,254,651
Change in unrealized (appreciation)/depreciation on investment securities sold short	(2,209,976)
Change in unrealized (appreciation)/depreciation on options purchased	(46,550)
Net realized (gain)/loss on investments in non-affiliates	(19,196,748)
Net realized (gain)/loss on investments in affiliates	1,527
Net realized (gain)/loss on options purchased	1,220,371
Net realized (gain)/loss on securities sold short	4,556,646
Net amortization (accretion) of income	315,235
Decrease in due to counterparty for swap contracts	212,023
Decrease in interest receivable from non-affiliates	225,648
Decrease in dividends receivable from affiliates	8,068
Increase in tax reclaims receivable	(3,057)
Increase in variation margin receivable	(320,275)
Decrease in unrealized appreciation on forward foreign currency exchange contracts	154,256
Increase in outstanding swap contracts, at value, net	(190,424)
Decrease in dividend expense to non-affiliates on securities sold short	(24,081)
Increase in interest expense to non-affiliates on securities sold short	394
Decrease in unrealized depreciation on forward foreign currency exchange contracts	(545,157)
Decrease in investment advisory fees payable	(99,747)
Decrease in administration fees payable	(546)
Decrease in distribution fees payable	(4,170)
Decrease in shareholder servicing fees payable	(26,191)
Decrease in custodian and accounting fees payable	(123,446)
Decrease in collateral management fees payable	(875)
Decrease in foreign currency due to broker	(2,066,484)
Decrease in outstanding options written, at value	(789,141)
Increase in Trustees’ and Chief Compliance Officer’s fees payable	21,900
Increase in other accrued expenses payable	63,969

Net cash provided (used) by operating activities	29,067,842

Cash flows provided (used) by financing activities:
Proceeds from units issued	34,752,639
Payment for units redeemed	(151,541,352)
Proceeds from interfund lending	56,914,498
Payment for interfund lending	(56,914,498)
Cash distributions paid to shareholders (net of reinvestments of $5,344,900)	(156)

Net cash provided (used) by financing activities	(116,788,869)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

44	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

JPMorgan Multi-Manager Alternatives Fund

Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	(87,721,027)
Restricted and unrestricted cash and foreign currency at beginning of period	114,381,433

Restricted and unrestricted cash and foreign currency at end of period	$26,660,406

Supplemental disclosure of cash flow information:

For the year ended October 31, 2018, the Fund paid $42,153 in interest expense.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:	October 31, 2017	October 31, 2018
Cash	$31,730,960	$9,619,980
Foreign currency, at value	1,627,524	404,522
Restricted cash for OTC derivatives	22,197,380	3,075,079
Deposits at broker:
Securities sold short	58,825,569	13,560,825

	$114,381,433	$26,660,406

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	45

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Multi-Manager Alternatives Fund
Class A
Year Ended October 31, 2018	$15.34	$(0.01)		$0.01	$— (i)	$(0.04)	$(0.44)	$(0.48)
Year Ended October 31, 2017	14.84	(0.18)		0.68	0.50	—	—	—
Year Ended October 31, 2016	15.23	(0.24)		0.06	(0.18)	—	(0.21)	(0.21)
November 3, 2014 (k) through October 31, 2015	15.00	(0.11	)(l)	0.34	0.23	—	—	—

Class C
Year Ended October 31, 2018	15.12	(0.06)		(0.01)	(0.07)	—	(0.44)	(0.44)
Year Ended October 31, 2017	14.69	(0.25)		0.68	0.43	—	—	—
Year Ended October 31, 2016	15.16	(0.31)		0.05	(0.26)	—	(0.21)	(0.21)
November 3, 2014 (k) through October 31, 2015	15.00	(0.39	)(l)	0.55	0.16	—	—	—

Class I
Year Ended October 31, 2018	15.46	0.04		0.01	0.05	(0.06)	(0.44)	(0.50)
Year Ended October 31, 2017	14.92	(0.14)		0.68	0.54	—	—	—
Year Ended October 31, 2016	15.27	(0.20)		0.06	(0.14)	—	(0.21)	(0.21)
November 3, 2014 (k) through October 31, 2015	15.00	(0.28	)(l)	0.55	0.27	—	—	—

Class R5
Year Ended October 31, 2018	15.56	0.09		(0.02)	0.07	(0.11)	(0.44)	(0.55)
Year Ended October 31, 2017	14.98	(0.11)		0.69	0.58	—	—	—
Year Ended October 31, 2016	15.31	(0.17)		0.05	(0.12)	—	(0.21)	(0.21)
November 3, 2014 (k) through October 31, 2015	15.00	(0.26	)(l)	0.57	0.31	—	—	—

Class R6
Year Ended October 31, 2018	15.58	0.07		0.02	0.09	(0.12)	(0.44)	(0.56)
Year Ended October 31, 2017	14.99	(0.10)		0.69	0.59	—	—	—
Year Ended October 31, 2016	15.31	(0.16)		0.05	(0.11)	—	(0.21)	(0.21)
November 3, 2014 (k) through October 31, 2015	15.00	(0.18	)(l)	0.49	0.31	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 2.20% and 2.78% for the year ended October 31, 2018, 2.21% and 2.82% for the year ended October 31, 2017, 2.17% and 2.84% for the year ended October 31, 2016 and 2.30% and 3.80% for the period ended October 31, 2015, Class C are 2.69% and 3.33% for the year ended October 31, 2018, 2.72% and 3.36% for the year ended October 31, 2017, 2.67% and 3.36% for the year ended October 31, 2016 and 2.81% and 4.17% for the period ended October 31, 2015, Class I are 1.94% and 2.56% for the year ended October 31, 2018, 1.96% and 2.54% for the year ended October 31, 2017, 1.92% and 2.52% for the year ended October 31, 2016 and 2.06% and 3.40% for the period ended October 31, 2015, Class R5 are 1.73% and 2.42% for the year ended October 31, 2018, 1.78% and 2.43% for the year ended October 31, 2017, 1.72% and 2.38% for the year ended October 31, 2016 and 1.85% and 3.21% for the period ended October 31, 2015, and Class R6 are 1.69% and 2.30% for the year ended October 31, 2018, 1.69% and 2.25% for the year ended October 31, 2017, 1.67% and 2.27% for the year ended October 31, 2016 and 1.82% and 3.20% for the period ended October 31, 2015, respectively.

(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Does not include expenses of Underlying Funds.
(i)	Amount rounds to less than $0.005.
(j)	Includes interest expense of 0.01%.
(k)	Commencement of operations.
(l)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(m)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2015.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

46	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (f)(g)(h)		Net investment income (loss) (c)(g)(h)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)(h)		Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including securities sold short) (d)

$14.86	(0.01)%	$3,338,664	2.43	%(j)	(0.01)%		3.01%		180%	344%
15.34	3.37	24,046,460	2.82	(j)	(1.17)		3.43		193	371
14.84	(1.17)	35,983,688	3.09		(1.71)		3.76		244	453
15.23	1.53	57,491,369	3.15	(m)	(0.28	)(l)(m)	4.65	(m)	255	536

14.61	(0.51)	881,497	2.92	(j)	(0.43)		3.56		180	344
15.12	2.93	923,711	3.33	(j)	(1.66)		3.97		193	371
14.69	(1.71)	1,179,133	3.59		(2.10)		4.28		244	453
15.16	1.07	831,392	3.66	(m)	(2.59	)(l)(m)	5.02	(m)	255	536

15.01	0.31	81,047,821	2.17	(j)	0.28		2.79		180	344
15.46	3.62	164,225,773	2.57	(j)	(0.91)		3.15		193	371
14.92	(0.90)	280,467,491	2.84		(1.29)		3.44		244	453
15.27	1.80	136,048,748	2.91	(m)	(1.88	)(l)(m)	4.25	(m)	255	536

15.08	0.43	910,496	1.96	(j)	0.54		2.65		180	344
15.56	3.87	906,327	2.39	(j)	(0.69)		3.04		193	371
14.98	(0.77)	872,513	2.64		(1.10)		3.30		244	453
15.31	2.07	510,243	2.70	(m)	(1.74	)(l)(m)	4.06	(m)	255	536

15.11	0.54	3,301,280	1.92	(j)	0.48		2.53		180	344
15.58	3.94	8,638,286	2.30	(j)	(0.66)		2.86		193	371
14.99	(0.70)	19,520,890	2.59		(1.11)		3.19		244	453
15.31	2.07	18,337,002	2.67	(m)	(0.85	)(l)(m)	4.05	(m)	255	536

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018

1. Organization

JPMorgan Trust III (the “Trust”) was formed on November 14, 2013, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 13, 2013, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Multi-Manager Alternatives Fund	Class A, Class C, Class I, Class R5 and Class R6	Diversified*

*	Effective November 3, 2017, the Fund changed from Non-Diversified to Diversified.

The Fund commenced investment operations on November 3, 2014. Prior to November 3, 2014, the Fund had no significant operations other than matters relating to the organization and registration of the Trust and the issuance of 1,333 shares each of Class A Shares, Class C Shares, Class R5 Shares and Class R6 Shares and 28,000 shares of Class I Shares to J.P. Morgan Investment Management, Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). Prior to January 30, 2015, the Fund was not publicly offered for investment.

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve the investment objective by allocating the Fund’s assets primarily among multiple sub-advisers that use a variety of non-traditional or alternative investment strategies and techniques.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. No CDSC is imposed on Class C Share redemptions of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. JPMIM acts as sub-adviser and Administrator (the “Administrator”) to the Fund.

Basis for Consolidation for the Fund

MMAC Holdings CS Ltd., (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on January 7, 2014 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectuses. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to the Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments.

48	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at October 31, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Banks	$557,289	$74,412	$—	$631,701
Beverages	48,425	210,031	—	258,456
Capital Markets	104,891	230,472	—	335,363
Commercial Services & Supplies	388,049	—	48,427	436,476
Diversified Telecommunication Services	—	110,780	—	110,780
Entertainment	1,515,183	249,190	—	1,764,373
Industrial Conglomerates	—	231,393	—	231,393
Insurance	695,119	217,250	—	912,369
Life Sciences Tools & Services	388,269	413,737	—	802,006
Media	1,842,837	202,520	—	2,045,357
Professional Services	—	478,950	—	478,950
Software	6,374,357	—	37,910	6,412,267
Specialty Retail	611,049	76,701	—	687,750
Textiles, Apparel & Luxury Goods	—	385,273	—	385,273
Transportation Infrastructure	—	46,316	—	46,316
Other Common Stocks	11,318,403	—	—	11,318,403

Total Common Stocks	23,843,871	2,927,025	86,337	26,857,233

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Convertible Preferred Stocks
Capital Markets	$319,060	$—	$—		$319,060
Electronic Equipment, Instruments & Components	53,786	—	—		53,786
Independent Power and Renewable Electricity Producers	237,816	—	—		237,816
Machinery	84,470	—	—		84,470
Multi-Utilities	765,353	17,849	—		783,202

Total Convertible Preferred Stocks	1,460,485	17,849	—		1,478,334

Exchange Traded Funds	932,326	—	—		932,326
Closed End Funds	2,006,307	2,379,032	—		4,385,339
Debt Securities
Asset-Backed Securities	—	—	5,749,763		5,749,763
Collateralized Mortgage Obligations	—	2,264,655	—		2,264,655
Commercial Mortgage-Backed Securities	—	967,861	2,873,750		3,841,611
Convertible Bonds
Media	—	—	184,950		184,950
Other Convertible Bonds	—	3,223,360	—		3,223,360

Total Convertible Bonds	—	3,223,360	184,950		3,408,310

Corporate Bonds
Commercial Services & Supplies	—	138,760	131,850		270,610
Energy Equipment & Services	—	487,537	129,075		616,612
Health Care Providers & Services	—	—	226,601		226,601
Specialty Retail	—	—	209,203		209,203
Other Corporate Bonds	—	6,000,004	—		6,000,004

Total Corporate Bonds	—	6,626,301	696,729		7,323,030

Foreign Government Securities	—	98,314	—		98,314
Loan Assignments
Commercial Services & Supplies	—	—	67,900		67,900
Specialty Retail	—	89,040	73,886		162,926
Other Loan Assignments	—	1,045,177	—		1,045,177

Total Loan Assignments	—	1,134,217	141,786		1,276,003

Warrants
Construction & Engineering	108,485	—	—		108,485
Food Products	12,398	—	—		12,398
Hotels, Restaurants & Leisure	177,148	—	—		177,148
Oil, Gas & Consumable Fuels	20,452	—	—		20,452
Specialty Retail	—	—	—	(a)	—	(a)
Trading Companies & Distributors	17,145	—	—		17,145

Total Warrants	335,628	—	—	(a)	335,628

Options Purchased
Call Options Purchased	130,933	27,443	—		158,376
Put Options Purchased	404,242	—	—		404,242

Total Options Purchased	535,175	27,443	—		562,618

Short-Term Investments
Investment Companies	980,642	—	—		980,642
U.S. Treasury Obligations	—	27,320,696	—		27,320,696

Total Short-Term Investments	980,642	27,320,696	—		28,301,338

Total Investments in Securities	$30,094,434	$46,986,753	$9,733,315		$86,814,502

50	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Liabilities
Common Stocks
Other Common Stocks	$(4,935,649)	$—	$—	$(4,935,649)
Exchange Traded Funds	(5,228,571)	—	—	(5,228,571)
Debt Securities
Convertible Bonds
Other Convertible Bonds	—	(36,104)	—	(36,104)
Corporate Bonds
Other Corporate Bonds	—	(286,663)	—	(286,663)

Total Liabilities for Securities Sold Short	$(10,164,220)	$(322,767)	$—	$(10,486,987)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$246,544	$—	$246,544
Futures Contracts	487,956	—	—	487,956
Swaps	—	411,435	188,565	600,000

Total Appreciation in Other Financial Instruments	$487,956	$657,979	$188,565	$1,334,500

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(92,179)	$—	$(92,179)
Futures Contracts	(232,412)	(3,285)	—	(235,697)
Options Written
Call Options Written	(3,519)	—	—	(3,519)
Put Options Written	(85,575)	—	—	(85,575)

Total Options Written	(89,094)	—	—	(89,094)

Swaps	—	(270,906)	(109)	(271,015)

Total Depreciation in Other Financial Instruments	$(321,506)	$(366,370)	$(109)	$(687,985)

(a)	Value is zero.

Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the year ended October 31, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

JPMorgan Multi-Manager Alternatives Fund	Balance as of October 31, 2017	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2018
Investments in Securities
Asset-Backed Securities	$9,538,830	$98,734	$(126,999)	$6,696	$2,999,063		$(6,766,561)	$—	$—	$5,749,763
Commercial Mortgage-Backed Securities	1,760,727	7,001	(10,304)	1,858	2,014,531		(900,063)	—	—	2,873,750
Common Stocks — Commercial Services & Supplies	—	—	2,499	—	45,928		—	—	—	48,427
Common Stocks — Software	—	—	(918)	—	38,828		—	—	—	37,910
Convertible Bonds — Media	—	2,431	(11,308)	5,934	—		(109,345)	297,238	—	184,950
Corporate Bonds — Commercial Services & Supplies	—	(2,100)	(24,406)	2,581	—		(22,063)	177,838	—	131,850
Corporate Bonds — Energy Equipment & Services	—	—	(9,367)	829	101,388		—	36,225	—	129,075
Corporate Bonds — Health Care Providers & Services	—	—	(17,861)	10,601	2,611		—	231,250	—	226,601
Corporate Bonds — Specialty Retail	—	—	19,364	11,631	178,208		—	—	—	209,203
Loan Assignments — Commercial Services & Supplies	—	—	3,364	136	64,400		—	—	—	67,900
Loan Assignments — Specialty Retail	—	812	8,102	2,661	64,829		(2,518)	—	—	73,886
Swaps	93	202	165,474	(83,369)	88,767		—	113,020	—	284,187
Warrants — Specialty Retail	—	—	—	—	—	(a)	—	—	—	—	(a)

Total	$11,299,650	$107,080	$(2,360)	$(40,442)	$5,598,553		$(7,800,550)	$855,571	$—	$10,017,502

[1]	Purchases include all purchases of securities and securities received in corporate actions.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at October 31, 2018, which were valued using significant unobservable inputs (level 3), was $90,833. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Consolidated Statement of Operations (“CSOP”).

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at October 31, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
	$1,794,300	Discounted Cash Flow	Constant Prepayment Rate	3.70% - 30.00% (18.45%)
			Constant Default Rate	0.00% - 4.93% (2.17%)
			Yield (Discount Rate of Cash Flows)	3.65% - 5.12% (4.47%)

Asset-Backed Securities	1,794,300

	2,873,750	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.73% - 7.31% (6.32%)

Commercial Mortgage-Backed Securities	2,873,750

	184,950	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.05% (8.05%)

Convertible Bonds	184,950

	696,729	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.33% - 34.55% (18.77%)

Corporate Bonds	696,729

	(109)	Pending Distribution	Expected Recovery	$0.049 ($0.049)

Swaps	(109)

Total	$5,549,620

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At October 31, 2018, the value of these investments was $4,467,882. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of October 31, 2018, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

C. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

52	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

D. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below.

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Treasury Plus Money Market Fund Class Institutional Shares, 2.06%(a)(b)	$12,222,478	$42,007,569	$53,247,878	$(1,527)	$—	$980,642	980,642	$60,943	$10

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2018.

E. Derivatives — The Fund used derivative instruments including options, futures, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gains to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes E(1) — E(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities and currencies to manage and hedge equity risks within its portfolio and also to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the CSAL as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased in non-affiliates on the CSOP. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the CSAL as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of options written on the CSOP. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Fund used index, treasury or other financial futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying instruments while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the CSOP. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI and cash deposited, which is considered restricted, is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to interest risk, foreign exchange risk, commodities risk and equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — The Fund engaged in various swap transactions, including credit default, total return and total return basket swaps to manage credit and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”), that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the CSAL and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the CSAL at the beginning of the measurement period.

54	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the CSOI, while cash deposited, which is considered restricted, is recorded on the CSAL. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the CSAL. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the CSOP. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the CSAL. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Total Return Swaps

The Fund used total return swaps to gain long or short exposure to underlying stock. To the extent the total return of the stock underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. These arrangements involve the periodic exchange of cash flows based on the total return of the underlying stock and interest rate obligations.

Total Return Basket Swaps

The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within each swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the CSAL and as Net realized gain (loss) on transactions from swaps on the CSOP.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with two counterparties. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/(losses) realized when the swap resets; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the CSOP.

The total return basket swap contracts are subject to master netting arrangements. The Fund may be required to post or receive collateral for total return basket swap swaps.

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2018, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts			CSAL Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$562,618	$354,355	$—	$—	$336,706	$1,253,679
Credit contracts	Receivables, Net Assets — Unrealized Appreciation	—	—	—	292,335	14,327	306,662
Commodities contracts	Receivables, Net Assets — Unrealized Appreciation	—	55,143	—	—	—	55,143
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	78,458	—	—	—	78,458
Foreign exchange contracts	Receivables	—	—	246,544	—	—	246,544

Total		$562,618	$487,956	$246,544	$292,335	$351,033	$1,940,486

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(89,094)	$(135,711)	$—	$—	$(150,288)	$(375,093)
Credit contracts	Payables, Net Assets — Unrealized Depreciation	—	—	—	—	(941,469)	(941,469)
Commodities contracts	Payables, Net Assets — Unrealized Depreciation	—	(97,615)	—	—	—	(97,615)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(2,371)	—	—	—	(2,371)
Foreign exchange contracts	Payables	—	—	(92,179)	—	—	(92,179)

Total		$(89,094)	$(235,697)	$(92,179)	$—	$(1,091,757)	$(1,508,727)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

(b)	This amount represents the value of centrally cleared swaps as reported on the CSOI. The CSAL only reflects the current day valuation margin receivable/payable from/to brokers.

56	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2018:

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the CSAL (a)	Derivatives Available for offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Deutsche Bank AG	$81,378	$(36,257)	$—		$45,121
Morgan Stanley	516,199	(516,199)	—		—

	$597,577	$(552,456)	$—		$45,121

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the CSAL (a)	Derivatives Available for offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
Deutsche Bank AG	$36,257	$(36,257)	$—		$—
Morgan Stanley	1,147,679	(516,199)	(631,480	)(b)	—

	$1,183,936	$(552,456)	$(631,480)		$—

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the CSAL.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. Collateral posted is presented as Restricted cash on the CSAL.

The following tables present the effect of derivatives on the CSOP for the year ended October 31, 2018, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the CSOP
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Commodities contracts	$—	$261,209	$—	$—	$261,209
Equity contracts	(1,258,327)	627,925	—	(1,630,485)	(2,260,887)
Foreign exchange contracts	10,495	6,750	(631,613)	—	(614,368)
Interest rate contracts	—	(5,034)	—	—	(5,034)
Credit contracts	—	—	—	293,300	293,300

Total	$(1,247,832)	$890,850	$(631,613)	$(1,337,185)	$(2,325,780)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on CSOP
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Commodities contracts	$—	$(175,115)	$—	$—	$(175,115)
Equity contracts	(255,036)	133,006	—	4,318	(117,712)
Interest rate contracts	—	145,339	—	—	145,339
Foreign exchange contracts	—	—	390,901	—	390,901
Credit contracts	—	—	—	30,126	30,126

Total	$(255,036)	$103,230	$390,901	$34,444	$273,539

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts, options contracts and swaps activity during the year ended October 31, 2018. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Commodity
Average Notional Balance Long	$3,880,467
Average Notional Balance Short	2,069,926
Ending Notional Balance Long	1,343,037
Ending Notional Balance Short	2,121,175

Equity
Average Notional Balance Long	6,059,059
Average Notional Balance Short	8,950,380
Ending Notional Balance Long	3,382,500
Ending Notional Balance Short	6,827,691

Foreign Exchange
Average Notional Balance Short	725,563	(a)

Interest
Average Notional Balance Long	$20,657,980
Average Notional Balance Short	30,503,654
Ending Notional Balance Long	12,894,613
Ending Notional Balance Short	20,804,200

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	10,581,594
Average Settlement Value Sold	19,901,353
Ending Settlement Value Purchased	5,738,059
Ending Settlement Value Sold	13,998,322

Exchange-Traded Options:
Average Number of Contracts Purchased	6,985
Average Number of Contracts Written	751
Ending Number of Contracts Purchased	3,781
Ending Number of Contracts Written	343

Credit Default Swaps:
Average Notional Balance — Buy Protection	862,615
Average Notional Balance — Sell Protection	3,235,918
Ending Notional Balance — Buy Protection	735,000
Ending Notional Balance — Sell Protection	2,760,000

Total Return Swaps:
Average Notional Balance — Long	1,523,298
Ending Notional Balance — Long	1,250,000

Total Return Basket Swaps:
Average Notional Balance Long	22,219,960
Average Notional Balance Short	17,561,831
Ending Notional Balance Long	14,133,510
Ending Notional Balance Short	11,807,632

(a)	For the period from August 1, 2018 to August 31, 2018.

The Fund’s derivatives contracts held at October 31, 2018, are not accounted for as hedging instruments under GAAP.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is reported on the CSAL as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund.

58	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

E. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the custodian is recorded as Restricted cash for securities sold short on the CSAL. Securities segregated as collateral are denoted on the CSOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as Interest income or Interest expense, respectively, on securities sold short on the CSOP. The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the CSOP as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the CSAL and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the CSOP. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates. As of October 31, 2018, the Fund had outstanding short sales as listed on the CSOI.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

G. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, dividend expense on securities sold short, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the year ended October 31, 2018 are as follows:

	Class A	Class C	Class I	Class R5	Class R6	Total
Transfer agency fees	$581	$71	$1,465	$32	$56	$2,205

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(205,690)	$(672,294)	$877,984

The reclassifications for the Fund relate primarily to non-taxable dividends, foreign currency gains or losses, investments in swap contracts, redesignation of distributions, equity investments treated as debt for tax, investment in subsidiary, dividend expense for securities sold short, net operating losses, investments in contingent payment debt and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), J.P. Morgan Alternative Asset Management Inc. (the “Adviser” or “JPMAAM”), an indirectly wholly-owned subsidiary of JPMorgan, serves as the “manager of managers” for the Fund and has responsibility for providing the overall management of the Fund, subject to the oversight of the Fund’s Board. JPMAAM is paid a fee for such services. The fee is accrued daily and paid monthly at an annual rate of 1.60% of the Fund’s average daily net assets.

Brigade Capital Management, LP (“Brigade”), Chilton Investment Company, LLC (“Chilton”), Good Hill Partners LP (“Good Hill”), Graham Capital Management, L.P. (“Graham”), Ionic Capital Management LLC (“Ionic”), JPMIM, Owl Creek Asset Management, L.P. (“Owl Creek”), Portland Hill Capital LLP (“Portland Hill”), P. Schoenfeld Asset Management, L.P. (“PSAM”), Shannon River Fund Management LLC (“Shannon River”) and Tremblant Capital LP (“Tremblant”) are the investment sub-advisers. On December 31, 2017, the Adviser terminated its investment sub-advisory agreement with YG Partners, LLC. Effective February 15, 2018, the Adviser terminated its investment advisory agreement with Passport Capital LLC. JPMAAM, Chilton, Good Hill, Graham, Ionic, JPMIM, Owl Creek, Portland, PSAM, Shannon River and Tremblant are each responsible for the day-to-day investment decisions of its portion of the Fund. The allocation of the assets of the Fund among the sub-advisers will be determined by JPMAAM, subject to the review of the Board. JPMAAM will pay the sub-advisers for their services under the terms of the sub-advisory agreements.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 1.60% of the Subsidiary’s average daily net assets. JPMAAM has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to JPMAAM by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

60	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

At October 31, 2018, the allocation of assets for the Fund was as follows:

Sub-advisers	Percentage
Brigade	11.2%
Chilton	6.5
Good Hill	12.3
Graham	6.6
Ionic	15.6
JPMIM	0.0	(a)
Overlay	0.1
Owl Creek	4.7
Portland Hill	9.7
PSAM	15.7
Shannon River	8.7
Tremblant	8.6

(a)	Amount rounds to less than 0.1%.

The Fund and the Adviser have obtained an exemptive order of the SEC granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Fund’s Board, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Fund. As such, the Fund and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2018, the effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2018, JPMDS retained the following amounts:

Front-End Sales Charge	CDSC
$355	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R5
0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the CSOP. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R5	Class R6
2.15%	2.65%	1.90%	1.70%	1.65%

Prior to September 1, 2018, the contractual expense limitations were 2.20%, 2.70%, 1.95%, 1.75% and 1.70% for Class A, Class C, Class I, Class R5 and Class R6, respectively.

The expense limitation agreement was in effect for the year ended October 31, 2018 and is in place until at least February 28, 2020.

For the year ended October 31, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$652,435	$108,627	$2,087	$763,149	$30

In addition, JPMIM, as an affiliated sub-adviser, has voluntarily waived $5 in fees during the year ended October 31, 2018. This waiver may be discontinued at any point in time.

Additionally, the Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended October 31, 2018 were $58,511.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2018, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2018, the Fund incurred $53 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

62	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

4. Investment Transactions

During the year ended October 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$158,424,739	$241,102,879	$95,672,964	$144,090,117

During the year ended October 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiary, held at October 31, 2018 were as follows:

Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$74,548,006	$3,687,937	$6,075,847	$(2,387,910)

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts, mark to market of forward foreign currency contracts, wash sale loss deferrals, mark to market of options contracts, investment in subsidiary, investments in contingent payment debt, investments in PFICs, investments in swap contracts and constructive gains.

The Federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in the Subsidiary of $(2,877,884), which, if realized, is not deductible for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2018 were as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$5,345,056	$—	$5,345,056

*	Short-term gain distributions are treated as ordinary income for tax purposes.

During the year ended October 31, 2017, the Fund did not make any distributions.

As of October 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$573,581	$5,532,061	$(304,651)

The cumulative timing differences primarily consist of mark to market of futures contracts, mark to market of forward foreign currency contracts, wash sale loss deferrals, mark to market of options contracts, investments in contingent payment debt, investments in PFICs, investments in swap contracts, constructive gains and straddle loss deferrals.

During the year ended October 31, 2018 the Subsidiary had $205,688 of net losses for tax purposes. The Subsidiary’s loss for the current year is not available to offset its future taxable income.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2018. Average borrowings from the Facility during the year ended October 31, 2018, were as follows:

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$14,220,796	1.85%	6	$4,385

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended October 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

It is expected that the allocation to portfolio hedge strategies will produce returns that are negatively correlated to the rest of the Fund’s portfolio and/or the broader markets, and therefore could produce negative returns in periods of low volatility and/or upwardly trending markets. Allocations to this strategy category are generally indirect portfolio hedges and may fail to hedge the risk as intended.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Alternative strategies involve complex securities transactions that involve risks in addition to those risks with direct investments in securities described herein, including leverage risk.

As of October 31, 2018, the Fund had omnibus accounts which owned more than 10% of the Fund’s outstanding shares as follows:

Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-affiliated Omnibus Accounts	% of the Fund
5	20.5%	4	52.8%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund could incur transaction costs without realizing any net investment result if sub-advisers may make investment decisions which conflict with each other. The performance of the sub-advisers may depend in large part on the performance of key management and investment personnel of those sub-advisers. The loss of key personnel and/or difficulties in identifying and retaining appropriate investment talent at a given sub-adviser could have a serious negative effect on the performance of that sub-adviser and, therefore, the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

64	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

As of October 31, 2018, a significant portion of the Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Because of the Fund’s investments in Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities, equity securities, foreign and emerging market securities, commodities and real estate securities and convertible securities. These securities are subject to risks specific to their structure, sector or market

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives, including commodity-linked futures, may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap, option contracts and forward foreign currency exchange contracts.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. October 31, 2018, the Fund pledged 24.7% of its net assets to Morgan Stanley Capital Services for securities sold short.

8. New Accounting Pronouncements

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-18 (“ASU 2016-18”) Statement of Cash Flows (Topic 230) Restricted Cash, which clarifies guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. ASU 2016-18 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Management has evaluated the implications of these changes and the amendments are included in the financial statements.

In March 2017, the FASB issued ASU 2017-08 Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

66	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust III and Shareholders of JPMorgan Multi-Manager Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, of JPMorgan Multi-Manager Alternatives Fund (the “Fund”) as of October 31, 2018, the related consolidated statements of operations and cash flows for the year ended October 31, 2018, the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the consolidated financial highlights for the three years ended October 31, 2018 and for the period November 3, 2014 (commencement of operations) through October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for the three years ended October 31, 2018 and for the period November 3, 2014 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 21, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	67

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2013; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher* (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	136	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2013; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington** (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (serving in various roles 1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2013.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

68	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner*** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2013; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2013; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2013; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	69

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

James J. Schonbachler (1943); Trustee of Trust since 2013; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (serving in various roles 1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

*	Ms. Gallagher became a Trustee effective November 1, 2018.

**

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

***

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

70	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015-present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2013)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2013)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2013)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2013)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2013)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2013)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2013)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2013)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2013)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	71

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2018, and continued to hold your shares at the end of the reporting period, October 31, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Multi-Manager Alternatives Fund
Class A
Actual	$1,000.00	$997.30	$12.49	2.48%
Hypothetical	1,000.00	1,012.70	12.58	2.48
Class C
Actual	1,000.00	995.20	14.43	2.87
Hypothetical	1,000.00	1,010.74	14.55	2.87
Class I
Actual	1,000.00	999.30	10.78	2.14
Hypothetical	1,000.00	1,014.42	10.87	2.14
Class R5
Actual	1,000.00	1,000.00	9.63	1.91
Hypothetical	1,000.00	1,015.58	9.70	1.91
Class R6
Actual	1,000.00	1,000.00	9.68	1.92
Hypothetical	1,000.00	1,015.53	9.75	1.92

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

72	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement with the Adviser and sub-advisory agreements between the Adviser and J.P. Morgan Investment Management Inc. (“JPMIM”) and between the Adviser and each of: (a) Brigade Capital Management, LP, (b) Chilton Investment Company, LLC, (c) Good Hill Partners LP, (d) Graham Capital Management, L.P., (e) Ionic Capital Management LLC, (f) Owl Creek Asset Management, L.P., (g) P. Schoenfeld Asset Management, L.P., (h) Portland Hill Asset Management Ltd., (i) Shannon River Fund Management, LLC, and (j) Tremblant Capital LP (each an “Unaffiliated Sub-Adviser” and together with JPMIM, the “Sub-Advisers”). The advisory agreement between the Trust and the Adviser and the sub-advisory agreements between the Adviser and each Sub-Adviser are referred to herein individually as an “Advisory Agreement” and collectively as the “Advisory Agreements.” At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreements on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’

independent consultant also provided additional analyses of the performance of the Fund as compared to the Fund’s objective and peer group. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser or Sub-Advisers were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreements is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreements and by each Sub-Adviser from the Adviser, was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreements was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and each Sub-Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser and each Sub-Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s and Sub-Advisers’ risk governance model and reports showing the Adviser’s and Sub-Advisers’ compliance structure and ongoing compliance processes. The Trustees also considered

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	73

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

the quality of the administrative services provided by JPMIM, an affiliate of the Adviser, in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates and Sub-Advisers to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates and Sub-Advisers, the commitment of the Adviser and Sub-Advisers to provide high quality service to the Fund, their overall confidence in the Adviser’s and each Sub-Adviser’s integrity and the Adviser’s and each Sub-Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s and Sub-Advisers’ willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In addition, the Trustees considered the different roles and responsibilities performed by the Adviser and Sub-Advisers under the applicable Advisory Agreements, including the Adviser’s monitoring and evaluating of the Sub-Advisers to help ensure that the Sub-Advisers are managing the Fund consistently with their investment objectives and restrictions. The Trustees noted that the Fund employs a “manager of managers” structure, whereby the Adviser would be responsible for selecting Sub-Advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing the Sub-Advisers’ day-to-day management of Fund assets. The Trustees noted the experience and capabilities of the Adviser’s portfolio management team, and other key personnel that would be providing services to the Fund. The Board received information concerning the Adviser’s process for selecting and overseeing Sub-Advisers, as well as specific information with respect to each Sub-Adviser.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser and Sub-Advisers.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMIM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser and/or Sub-Advisers.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at

74	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the Adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’

independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the fourth quintile based upon both the Peer Group and Universe for both the one- and three-year periods ended December 31, 2017. The Trustees noted that the performance for Class I shares was in the fourth quintile based upon the Universe, for both the one- and three-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the Fee Caps currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees also considered the fees paid by the Adviser to the Sub-Advisers out of the advisory fee. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and fourth quintiles based upon the Peer Group and Universe,

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	75

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second and fourth quintiles based upon the Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees paid by the Fund to the Adviser and by the Adviser to the Sub-Advisers were satisfactory in light of the services provided to the Fund.

76	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Qualified Dividend Income (QDI)

The Fund had $429,538, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2018.

Dividends Received Deduction (DRD)

The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2018:

Dividends Received Deduction
4.75%

OCTOBER 31, 2018	JPMORGAN ALTERNATIVE FUNDS	77

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. October 2018.	AN-MMA-1018

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective October 31, 2017, Dennis P. Harrington replaced James Schonbachler as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2018 – $150,511

2017 – $147,818

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2018 – $12,840

2017 – $12,740

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2018 – $25,460

2017 – $22,324

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2018 and 2017, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2018 – Not applicable

2017 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2018 – 0.0%

2017 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2018 – $32 million

2017 – $28.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust III

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 28, 2018

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
December 28, 2018